5 June 2013

Del Mar Financial S.à r.l.

as Seller

and

Sundance Strategies, INC.

as Buyer

Asset Transfer Agreement

THIS ASSET TRANSFER AGREEMENT (the “Agreement”) is made on the 5th day of June, 2013 (the “Effective Date”):

BETWEEN

Del Mar Financial S.à.r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 168291, having its registered office at 6, rue Guillaume Schneider, L-2522 Luxembourg (the “Seller”);

and

Sundance Strategies, Inc., a corporation incorporated under the laws of the State of Utah, USA, having its registered office at 4626 North 300 West, Suite 365, Provo, Utah 84604, USA (the “Buyer”);

IN THE PRESENCE OF

PCH FINANCIAL S.à.r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 168291, having its registered office at 6, rue Guillaume Schneider, L-2522 Luxembourg (“PCH”)

each a “Party” and together the “Parties” to  this Agreement.

WHEREAS

(A)

The Seller holds an aggregate of 14,204,500 participating debt certificates with a nominal value of one US dollar (US $1.00) issued by the companies listed on Exhibit A-1 (the “Existing PDCs”), representing a total issue of Existing PDCs having an aggregate par value of US $14,204,500 as set forth in Exhibit A-1; and

(B)

The Seller holds Class A Notes and Class B Notes issued by Hyperion Life Assets Limited as set forth in Exhibit A-2 (the “Salt Creek Bonds”); and

(C)

The Existing PDCs represent the net insurance benefits from a portfolio of life settlement policies as set forth in Exhibit B; and

(D)

The Seller has pledged the Existing PDCs, the Salt Creek Bonds and other assets to PCH Financial, S.a.r.l. (“PCH”); and

(E)

The Seller is concurrently herewith entering into a Loan Repayment & Asset Transfer Agreement with PCH (the “PCH Agreement”) whereby Seller will pay off its indebtedness to PCH, obtain a release of all PCH’s liens and acquire certain assets from PCH including certain of the assets listed on Exhibit A-1; and

(F)

As part of the PCH Agreement, Seller will acquire from PCH that certain Promissory Note issued by Company to Seller in connection with that certain NIB Transfer Agreement dated March 11, 2013 (the “Sundance Note”); and

(G)

In accordance with the terms hereof, the Buyer is willing to buy, and the Seller is willing to sell, the Existing PDCs; provided that they are converted into Qualified NIBs (defined below) on an exclusive basis; and

(H)

In accordance with the terms hereof, the Buyer is willing to buy, and the Seller is willing to sell, the Salt Creek Bonds and the Sundance Note; and

(I)

In accordance with the terms hereof, the Buyer is willing to buy, and the Seller is willing to sell, additional Qualified NIBs related to life insurance policies with a minimum face amount of $400,000,000.00, on an exclusive basis; and

(J)

Buyer is willing to make certain payments hereunder directly to PCH in exchange for releases of PCH’s liens against the assets of Seller.

(K)

The Buyer shall be advancing more than a pro rata portion of the Cash Payment (defined below), and the Seller and the Buyer agree that it is not possible to value the potential damages that the Buyer may suffer as a result of the Seller’s inability to satisfy its obligations to the Buyer hereunder, and specifically, those in Section 6 hereof, among others, and accordingly, the Seller and the Buyer agree that for all purposes hereof, the Buyer shall be damaged in an amount equal to 100% of any cash advances made under this Agreement, as liquidated damages (the “Liquidated Damages Settlement”).

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.

Construction

1.1

In this Agreement, any reference to any agreement (howsoever named) is to such agreement as it may be amended, supplemented or extended from time to time, whether before or after the date hereof.

1.2

Clause headings are for ease of reference only.

1.3

“NIBs” are the net insurance benefits paid in connection with the Existing PDCs or other PDCs created by the Seller after the date hereof.

1.4

“Qualified NIBs” are NIBs that generally meet the following list of criteria:

a)

The internal rate of return for the NIBs is approximately 23%, as reasonably calculated by the Buyer.

b)

The average age of the Insureds underlying the NIBs is approximately 81.

c)

The life settlement policies underlying the NIBs (the “Policies”) shall have Buyer acceptable financing to cover at least five years of premium payments by an institution approved by the Buyer, such approval not to be unreasonably withheld.

d)

The NIBs are covered by mortality protection insurance coverage issued by a carrier approved by the Buyer, such approval not to be unreasonably withheld.

1.5

For purposes of this Agreement and any future communications between the Parties, the term “PDCs” and “NIBs” shall be considered interchangeable and all Parties hereby acknowledge and agree to their interchangeability.

2.

Transfers

The Seller agrees to sell and transfer to the Buyer, who accepts, the Existing PDCs, the Salt Creek Bonds, the Sundance Note and additional Qualified NIBs related to Policies with a total face amount equal to at least $400,000,000.00 created from newly acquired NIBs for the Consideration, defined below (the “NIB Transfer”).

3.

Consideration & Payment

The total consideration for the transfer of the Existing PDCs, the Salt Creek Bonds, the Sundance Note and Qualified NIBs in connection with the NIB Transfer (the “Consideration”) shall be US $20,000,000.00, payable US $8,000,000 in cash (the “Cash Payment”) and with a promissory note in the amount of US $12,000,000 (the “Note Payment”) from Buyer as follows:

3.1

Up Front Payment.  The Buyer shall pay US $5,000,000.00 in cash, by wire transfer to PCH pursuant to the wire instructions set forth in Exhibit C-1 upon the satisfaction of the Initial Closing Conditions (defined below) and in accordance with the PCH Agreement; and

3.2

Expense Payment.  The Buyer shall send an amount equal to the expenses set forth on Exhibit D, as amended from time to time (the “Expenses”), by wire transfer to PCH pursuant to the wire instructions set forth in Exhibit C-1, upon the earlier of:

a)

the receipt by Buyer of any reimbursement received in connection with Expenses, up to the amount of any such reimbursement,

b)

the receipt of any proceeds related to the Existing PDCs, Salt Creek Bonds or Sundance Note (including death benefits, loan proceeds or sale proceeds), up to the amount of any outstanding Expenses,

c)

the receipt by the Buyer of confirmation that at least two of the Existing PDCs owned by Seller have been converted into Qualified NIBs by satisfaction of the Qualified NIBs Closing Conditions (defined below), up to the amount of any outstanding Expenses, or

d)

120 days following the Effective Date, up to the amount of any outstanding Expenses.

In the event that PCH pays any additional expenses after the Effective Date, so long as such additional expenses have been approved by Buyer, such amounts shall be included in the Expenses being paid in Section 3.1.  Email approval shall be sufficient for this purpose.

3.3

Final PCH Payment.  The Buyer shall pay US $1,000,000.00 in cash, by wire transfer to PCH pursuant to the wire instructions set forth in Exhibit C-1, upon the earlier of (i) 120 days following the Effective Date and (ii) the receipt by the Buyer of confirmation that at least two of the Existing PDCs owned by Seller have been converted into Qualified NIBs by satisfaction of the Qualified NIBs Closing Conditions (defined below).

3.4

Seller Payment.  After all payments have been made according to Section 3.1 through 3.3, upon the receipt by the Buyer of (i) confirmation that Existing PDCs owned by Seller have been converted into Qualified NIBs by satisfaction of the

Qualified NIBs Closing Conditions (defined below) and (ii) additional Qualified NIBs have satisfied the Qualified NIBs Closing Conditions (defined below):

a)

Buyer shall send the balance of the Cash Payment, pro rata based on the Qualified NIBs being delivered until Qualified NIBs associated with Policies of at least $400,000,000 of face have been delivered, in cash by wire transfer for the benefit of Seller’s account pursuant to the wire instructions set forth in Exhibit C-2; and

b)

Buyer shall execute and deliver to Seller (A) a secured promissory note in the amount of 3% of the face amount of the Policies underlying the Qualified NIBs owned by Buyer in the form of Exhibit E (the “Promissory Note”) and (B) a pledge agreement in the form of Exhibit F (the “Pledge Agreement”), in which the Buyer pledges to the Seller the Qualified NIBs as collateral (the “Collateral”) to secure the Buyer’s obligations under the Promissory Note.  The Buyer shall increase the outstanding principal amount of the Promissory Note by an amount equal to 3% of the face amount of the Policies underlying the Qualified NIBs as they are delivered such that the total principal amount of the Promissory Note upon completion of the Transfers shall be $12,000,000.00.

3.5

After the full amount of the Consideration has been paid, Buyer shall deliver to Seller, any remaining assets received from Seller in excess of the Qualified NIB.

4.

Transfers and Pledge of DMF Assets

4.1

Use of Proceeds of Transferred Assets.  Pending completion of the Transfer, Buyer shall own and control the Existing PDCs, Salt Creek Bonds and Sundance Note, subject to any ongoing lien against such assets by PCH in the PCH  Agreement, and any proceeds payable related to such assets shall be owned by the Buyer.  Buyer hereby agrees to use all such proceeds as is necessary for (i) the payments to PCH described in Section 3.1 above, and (ii) the conversion of the Existing PDCs or other assets into Qualified NIBs.  Any excess amounts related to the Existing PDCs, after the completion of the Transfer, will be the property of the Buyer.  Any other excess amounts related to assets purchased by Buyer hereunder, shall be returned to Seller.

4.2

Pledge Agreement.  Pending completion of the Transfer, Buyer shall be advancing more than a pro rata portion of the Cash Payment.  To secure its payment, Buyer shall have a lien on all of the assets of Seller, in the amount of the Liquidated Damages Settlement, including those assets listed on Exhibit G (the “Seller Pledged Assets”), pursuant to a pledge agreement in the form of Exhibit H (the “Seller Pledge Agreement”); provided that the Seller Pledge Agreement shall be subordinate to the prior lien on such assets held by PCH Financial, S.a.r.l. (“PCH”), pending repayment of amounts due PCH thereunder as outlined in the PCH Agreement.  In the event Seller does not complete the Transfer by December 31, 2013, subject to any rights of PCH, Buyer shall be entitled to foreclose such assets of Seller in accordance with the Seller Pledge Agreement, to recover the Liquidated Damages Settlement, together with reasonable attorney’s fees and costs of court.

4.3

PCH Pledge Agreement.  Pending payment of amounts due to PCH under Sections 3.1 through 3.3, above, Buyer shall pledge the Existing PDCs and Salt Creek Bonds to PCH, pursuant to a pledge agreement in the form of Exhibit I (the “PCH Pledge Agreement”).

4.4

Use of Proceeds of Pledged Assets.  Pending completion of the Transfer, all proceeds generated by the Seller Pledged Assets, shall be allocated (a) first, to repay any amounts due to PCH, (b) second, to create Qualified NIBs, and (c) third, to Seller.

5.

Initial Closing Conditions

5.1

Seller Pledge Agreement.  The Seller shall deliver to Buyer the Seller Pledge Agreement.

5.2

PCH Pledge Agreement.  The Buyer shall deliver to PCH the PCH Pledge Agreement.

5.3

NIB Registration.  The Seller and Buyer shall execute and deliver a NIBs Transfer Agreement in the form set forth in Exhibit L.The NIB issuer identified on Exhibit A-1 shall register the Buyer as holder of the Existing PDCs issued by it in its register of NIBs. The Parties expressly grant power to the manager of the NIB issuer, acting individually and with full power of substitution, to amend and execute the above register for and on behalf of the NIB issuer and the Buyer and to do all such acts and things as may be ancillary thereto and/or necessary and/or useful and/or desirable in the sole opinion of such manager in connection with or for the purpose of giving full effect to this Agreement.  Upon amendment and execution of the above register, the manager of the NIB issuer shall cause to be delivered to Buyer via email (to be followed by a hard copy via courier) a copy of such amended and executed register and confirm to Buyer via email (to be followed by a hard copy via courier) that the Buyer has been registered as the holder of the NIBs in its register of NIBs and is entitled to all rights and privileges of such ownership, including the right to transfer or convey such NIBs without further consent of any person, except only as may be limited by this Agreement.

5.4

Bond Transfers.  Buyer and Seller shall enter into an Assignment Agreement in the form attached hereto as Exhibit J, whereby Seller shall transfer the Salt Creek Bonds to Buyer.

5.5

Sundance Note Transfer.  The Seller shall deliver to the Buyer, the Sundance Note issued by Company to Seller in connection with that certain NIB Transfer Agreement dated March 11, 2013, duly endorsed over to Buyer and listed on a Bill of Sale in the form attached hereto in Exhibit K.

6.

Qualified NIBs Closing Conditions.  Prior to the payment of any consideration for any NIBs (other than as specifically set forth above related to the Transfer), they must meet the closing conditions set forth below (the “Qualified NIBs Closing Conditions”).

6.1

The NIBs must generally meet the definition of Qualified NIBs set forth in Section 1.4 above.

6.2

A proposal for the conversion or creation of the Qualifed NIBs must be submitted to Buyer prior to Buyer having any liability related to the purchase of such Qualified NIBs.  The proposal shall include a detailed description of the Qualified NIBs, expenses related to the conversion or creation of such Qualified NIBs, ongoing expense projections, MPIC offers, financing terms, and other relevant information reasonably requested by Buyer.  In the event the proposal is approved by Buyer, assuming the Seller is able to convert or create the Qualified NIBs in accordance with such plan, Buyer shall be obligated to purchase such Qualified NIBs on the terms set forth herein.

6.3

The Seller and Buyer shall execute and deliver a NIBs Transfer Agreement in the form set forth in Exhibit L.

6.4

The Qualified NIBs shall be registered to Buyer as set forth in the NIBs Transfer Agreement.

7.

Representations and Warranties

7.1

The Seller, and any of its affiliates or subsidiaries having any interest in the assets being transferred hereunder, represents and warrants to the Buyer as of the Effective Date as follows:

(a)

The Seller is a validly organized and existing company under the laws of Luxembourg, and it has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

(b)

The execution and the performance of this Agreement by the Seller have been duly authorized by its managers and/or any and all other necessary management body(ies) of the Seller and no further corporate action on the part of the Seller is necessary to authorize this Agreement and/or its performance;

(c)

This Agreement has been duly executed by the Seller, and this Agreement constitutes the valid and binding agreement of the Seller, enforceable against it in accordance with the terms hereof;

(d)

Each Company is a private limited liability company (société à responsabilité limitée) duly incorporated and validly existing under the laws of Luxembourg;

(e)

To the best of the Seller’s knowledge, the “centre of main interests” (as that term is used in the Council Regulation (EC) N° 1346/2000 of 29 May 2000 on insolvency proceedings, the “Insolvency Regulation”) of each Company is in Luxembourg, and each Company has no “establishment” (as that term is used in the Insolvency Regulation) outside Luxembourg;

(f)

In respect of this Agreement and the transactions contemplated by, referred to in or provided for by this Agreement, (i) it entered into this Agreement in good faith and for the purpose of carrying out its business, (ii) it entered into this Agreement on arms’ length commercial term, and (iii) it entered into this Agreement without any intention to defraud or deprive of any legal benefit any other parties (such as third parties and in particular creditors) or to circumvent any applicable mandatory laws or regulations of any jurisdiction;

(g)

To the best of the Seller’s knowledge, no action, petition, resolution or similar order for bankruptcy (faillite), voluntary or judicial winding-up (liquidation volontaire ou judiciaire), controlled management (gestion contrôlée), suspension of payment (sursis de paiement), voluntary arrangement with creditors (concordat préventif de faillite) or similar proceedings affecting the rights of creditors generally has been taken, lodged, passed or presented with regard to the Company and the Seller;

(h)

The Seller and each Company do not meet or threatens to meet the criteria for the opening of any proceedings referred to under the above paragraph;

(i)

The Seller is the sole beneficial and legal owner of the Existing PDCs, Salt Creek Bonds and Sundance Note;

(j)

As of the Effective Date, the Existing PDCs are validly issued and fully paid up and represent in aggregate one hundred percent (100%) of the Existing PDCs issued by the Companies; and the Seller is not aware of any document related to the Existing PDCs that would preclude the Seller from consummating the transactions contemplated hereunder;

(k)

As of the Effective Date, the Salt Creek Bonds are validly issued and fully paid up; and the Seller is not aware of any document related to the Salt Creek Bonds that would preclude the Seller from consummating the transactions contemplated hereunder;

(l)

As of the Effective Date, the Seller shall own the Existing PDCs, Salt Creek Bonds and Sundance Note free and clear of any lien, security interest, claim, option, pledge, charge, assignment, transfer and other encumbrances of any kind other than the PCH liens described in Section 4.2 above and preferential rights arising by operation of law;

(m)

As of the Effective Date, each policy listed on Exhibit B is valid, in-force and in good-standing and has not lapsed nor is in any grace period.

(n)

This Agreement does not violate any contractual or other obligation binding upon it and each Company.

(o)

In respect of this Agreement and the transactions contemplated by, referred to in or provided for by this Agreement, (i) Seller entered into this Agreement in good faith and for the purpose of carrying out their business, and (ii) they entered into this Agreement without any intention to defraud or deprive of any legal benefit any other parties (such as third parties and in particular creditors) or to circumvent any applicable mandatory laws or regulations of any jurisdiction;

(p)

There are no proceedings or litigation at law, equity or otherwise pending or, to the knowledge of the Seller, threatened against the Seller, or to which the Seller is otherwise a party before any Governmental Authority, which, if adversely determined, would reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement, or to consummate the transactions contemplated hereby.  The Seller is not subject to any order of any Governmental Authority except to the extent the same would not reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or to consummate the transactions contemplated hereby

7.2

The Buyer hereby represents and warrants to the Seller as follows:

(a)

The Buyer is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and it has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

(b)

The execution and the performance of this Agreement by the Buyer have been duly authorized by its managers and/or any and all other necessary management body(ies) of the Buyer and no further corporate action on the part of the Buyer is necessary to authorize this Agreement and/or its performance;

(c)

This Agreement has been duly executed by the Buyer and this Agreement constitutes the valid and binding agreement of the Buyer, enforceable against it in accordance with the terms hereof;

(d)

In respect of this Agreement and the transactions contemplated by, referred to in or provided for by this Agreement, (i) it entered into this Agreement in good faith and for the purpose of carrying out its business, (ii) it entered into this Agreement on arms’ length commercial terms and (iii) it entered into this Agreement without any intention to defraud or deprive of any legal benefit any other parties (such as third parties and in particular creditors) or to circumvent any applicable mandatory laws or regulations of any jurisdiction.

(e)

No action, petition, resolution or similar order for bankruptcy (faillite), voluntary or judicial winding-up (liquidation volontaire ou judiciaire), controlled management (gestion contrôlée), suspension of payment (sursis de paiement), voluntary arrangement with creditors (concordat préventif de faillite) or similar proceedings affecting the rights of creditors generally has been taken, lodged, passed or presented with regard to the Buyer; and

(f)

This Agreement does not violate any contractual or other obligation binding upon it.

8.

Covenants

Seller covenants to provide quarterly updates related to the value of the Qualified NIBs, outstanding indebtedness related to the Qualified NIBs and value of the underlying life insurance policies, including medical information related to the individuals insured under the policies and such other information reasonably requested by Buyer.  In the creation of the Qualified NIBs, Seller shall obtain consents and agreements from the relevant parties related to the provision of information required above.

9.

Exclusivity

Seller agrees to give Buyer exclusivity related to all Qualified NIBs generated by Seller or any of its affiliates within five (5) years of the Effective Date.  In the event that Buyer fails to accept any Qualified NIBs proposal from Seller within thirty (30) days of receipt or fails to fund any required amounts related to such Qualified NIBs pursuant to this Agreement, Seller shall be entitled to sell such Qualified NIBs to any other party. Seller shall also give Buyer a right of first refusal related to any other life settlement policies or NIBs Seller owns or could own, which do not meet the definition of a Qualified NIB, on terms at least as favourable as Seller is offering to any third party.

10.

Right to Set-off

If Buyer obtains a final, non-appealable judgment from a court of competent jurisdiction against Seller for any violation of the representations and warranties in Section 7.1 (“Seller’s Violation”), the Buyer shall have right to set-off any amounts Seller is obligated to pay Buyer pursuant to such final, non-appealable judgment against amounts due to Seller under this Agreement, including but not limited to what is owed under the Promissory Note (“Set-Off”).  Such election to set-off costs associated with curing Seller’s Violation shall not be construed as a waiver of any other rights Seller may have with respect to Seller’s Violation, including but not limited to a claim for damages.  Notwithstanding this paragraph, Seller hereby reserves the right to exercise all available remedies with respect to Seller’s Violation.

11.

Costs

Each Party shall bear its own costs, fees and expenses incurred in the negotiation, execution and performance of this Agreement and any matter contemplated by it.

12.

Further Assurances

The Parties each agree to execute and deliver such additional instruments and other documents, and to take all such further actions, as may be reasonably necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

13.

Relationship of Parties

Nothing contained herein is intended, nor shall be construed, to create a partnership, joint venture or other similar association between or among any of the Parties hereto for any purpose.

14.

Waiver

The failure or delay of any Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed as a waiver of any such provision, nor in any way to affect the validity or this Agreement or any part hereof or the right of such Party thereafter to enforce each and every such provision.  No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance.  All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

15.

Entire Agreement

This agreement constitutes the entire and sole agreement between the Parties thereto on the provisions covered by it. This agreement may only be amended or modified by a written document signed by the Seller and the Buyer.

16.

Amendments

No modification, amendment or waiver of, or with respect to, any provision of this Agreement, and all other agreements, instruments and documents delivered pursuant to this Agreement, shall be effective unless it shall be in writing and signed by each of the Parties.

17.

Severability

The unenforceability or nullity of any provision of this agreement shall not affect the validity or enforceability of any other provisions hereof.

18.

Governing Law, Jurisdiction and Waiver of Jury Trial

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF UTAH.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF UTAH OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF UTAH, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY UTAH LAW.  ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT.

Notwithstanding anything contained herein to the contrary, it is the Parties’ intent that this Agreement and the Promissory Note shall be governed by, and construed in accordance with, the laws of the State of Utah, but the Pledge Agreement shall be governed by, and construed in accordance with, the laws of Luxembourg.

19.

Headings

The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

20.

Counterparts

This Agreement may be executed by the parties in separate counterparts, each of which when so executed shall be deemed to be an original and both of which when taken together shall constitute one and the same agreement.

(Signature Page follows)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in counterparts as of the date first above written.

THE SELLER

Del Mar Financial S.à r.l.

/s/ Paul Jacobson

By: Paul Jacobson

Title: Manager

THE BUYER

Sundance Strategies, Inc.

/s/ Randall F. Pearson

By: Randall F. Pearson

Title: President

Acknowledged by:

PCH Financial S.à r.l.

/s/ Martin Kramer

By: Martin Kramer

Title: Manager

/s/ Benoit Bauduin

By: Benoit Bauduin

Title: Manager

Exhibit A-1

Schedule of Existing PDCs

Schedule of NIBs

Issue Date	Company	No. of NIBs	Par Value
May 8, 2012	TW Life I S.à r.l.	3,642,250	$3,642,250
May 8, 2012	TW Life II S.à r.l.	4,598,250	$4,598,250
May 14, 2012	TW Life III S.à r.l.	2,888,000	$2,888,000
November 23, 2012[1]	TW Life III S.à r.l.	623,000	$623,000
May 22, 2012	TW Life IV S.à r.l.	2,453,000	$2,453,000
Total		14,204,500	US $14,204,500

1 This NIB is being acquired in connection with the PCH Agreement.

Exhibit A-2

Schedule of Salt Creek Bonds

Class	Note No.	Note Balance	Class	Note No.	Note Balance
		<pre-assigned>	B	1	$53,000.00
		<pre-assigned>	B	2	$53,000.00
		<pre-assigned>	B	3	$53,000.00
		<pre-assigned>	B	4	$53,000.00
		<pre-assigned>	B	5	$53,000.00
		<pledged>	B	6	$53,000.00
		<pledged>	B	7	$53,000.00
		<pledged>	B	8	$53,000.00
A	9	$1,000,000.00	B	9	$53,000.00
A	10	$1,000,000.00	B	10	$53,000.00
A	11	$1,000,000.00	B	11	$53,000.00
A	12	$1,000,000.00	B	12	$53,000.00
A	13	$1,000,000.00	B	13	$53,000.00
A	14	$1,000,000.00	B	14	$53,000.00
A	15	$1,000,000.00	B	15	$53,000.00
A	16	$1,000,000.00	B	16	$53,000.00
A	17	$1,000,000.00	B	17	$53,000.00
A	18	$1,000,000.00	B	18	$53,000.00
Class A Total:		$10,000,000.00	Class B Total:		$954,000.00

Page

Exhibit B

Life Insurance Policies

 Existing PDCs

Policy ID	Lux Sarl	Death Benefit (in US $)	% of DB	Carrier
ACMO190	TW Life I Sarl	8,000,000	50.0%	American National
DECH016	TW Life I Sarl	10,000,000	50.0%	Lincoln
EDRO235	TW Life I Sarl	10,000,000	50.0%	Natl Western
KOGL91X	TW Life I Sarl	10,000,000	50.0%	ReliaStar
NEJO165	TW Life I Sarl	9,600,000	50.0%	Lincoln
PESA372	TW Life I Sarl	5,000,000	50.0%	AXA
SHRI706	TW Life I Sarl	10,000,000	50.0%	Beneficial Life
TIRU979	TW Life I Sarl	10,000,000	25.0%	AXA
BRWI654	TW Life I Sarl	3,200,000	50.0%	Phoenix
ACMO190	TW Life I Sarl	8,000,000	50.0%	American National
ACMO190	TW Life II Sarl	8,000,000	50.0%	American National
ALGE837	TW Life II Sarl	4,000,000	100.0%	Hancock
DECH016	TW Life II Sarl	10,000,000	50.0%	Lincoln
EDRO235	TW Life II Sarl	10,000,000	50.0%	Natl Western
KOGL91X	TW Life II Sarl	10,000,000	50.0%	ReliaStar
NEJO165	TW Life II Sarl	9,600,000	50.0%	Lincoln
PESA372	TW Life II Sarl	5,000,000	50.0%	AXA
SHRI706	TW Life II Sarl	10,000,000	50.0%	Beneficial Life
TIRU979	TW Life II Sarl	10,000,000	75.0%	AXA
BRWI654	TW Life II Sarl	3,200,000	50.0%	Phoenix
APBE24L	TW Life III Sarl	10,000,000	100.0%	AG
BOGL026	TW Life III Sarl	1,500,000	100.0%	SLD
GOAR230	TW Life III Sarl	4,000,000	100.0%	AXA
HATW713	TW Life III Sarl	5,000,000	100.0%	ReliaStar
PARO830	TW Life III Sarl	5,000,000	100.0%	PacLife
RARO492	TW Life III Sarl	1,500,000	100.0%	Hancock
RUED980	TW Life III Sarl	10,000,000	100.0%	American National
APBE24L	TW Life III Sarl	10,000,000	100.0%	AG
BOGL026	TW Life III Sarl	1,500,000	100.0%	SLD
GOAR230	TW Life III Sarl	4,000,000	100.0%	AXA
STGE896	TW Life III Sarl	1,000,000	100.0%	Lincoln
WRNU858	TW Life III Sarl	2,500,000	100.0%	Protective
STGE896	TW Life III Sarl	1,000,000	100.0%	Lincoln
WRNU858	TW Life III Sarl	2,500,000	100.00%	Protective
ARBE081	TW Life IV Sarl	5,585,467	100.0%	Lincoln
GRLA361	TW Life IV Sarl	10,000,000	100.0%	GenWorth
HAED639	TW Life IV Sarl	10,000,000	100.0%	AXA
SCFL519	TW Life IV Sarl	5,000,000	100.0%	Union Central
SEGU431	TW Life IV Sarl	5,000,000	100.0%	Hancock
SUST229	TW Life IV Sarl	10,000,000	100.0%	Lincoln
WEST726	TW Life IV Sarl	10,000,000	100.0%	Sun Life
ARBE081	TW Life IV Sarl	5,585,467	100.0%	Lincoln

Page

Exhibit C-1

Wire Transfer Instructions

To Be Provided Separately

Page

Exhibit C-2

Wire Transfer Instructions

To Be Provided Separately

Page

Exhibit D

Expenses

Date	Amount	Purpose
5/2/13	$15,046.19	Capital Expenses related to Gem
5/10/13	$13,490.86	Premium for Policy #97518542
5/20/13	$138,485.32	K & M Premiums[1]
5/24/13	$130,000.00	HK Fees
5/24/13	$40,000.00	TZ Fees
5/24/13	$65,000.00	Various entity expenses
5/24/13	$200,000.00	HK / Gem[2]
5/24/13	$235,000.00	Policy #U10033600L/ buy down
Total

Additional Expenses Approved to be Paid after Closing

1 $120,000 of this amount is expected to be reimbursed to DMF by 6/6/13 and any such reimbursement will be used to reduce this amount

2 $200,000 is expected to be reimbursed to DMF in the next couple of weeks and any such reimbursement will be used to reduce this amount

Page

Exhibit E

Form of Promissory Note

SECURED PROMISSORY NOTE

$_____________

__________, 2013

Pursuant to that certain Asset Transfer Agreement of the same date herewith (the “Transfer Agreement”), which definitions, terms and conditions contained therein are hereby incorporated by reference, the undersigned, SUNDANCE STRATEGIES, INC., a corporation incorporated under the laws of the State of Utah, USA, having its registered office at 4626 North 300 West, Suite 365, Provo, Utah 84604, USA (“Debtor”), hereby promises to pay to the order of DEL MAR FINANCIAL S.à r. l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 168291, having its registered office at 6, rue Guillaume Schneider, L-2522 Luxembourg (“Creditor”), the initial principal sum of ___________________ and no/100 Dollars ($______________), together with additional principal amounts and interest thereon as hereinafter provided (the “Debt Obligation”).

1.

RATES OF INTEREST

The principal balance of the Debt Obligation will bear interest, compounded annually at the rate of 4.0% per annum.

2.

INCREASES TO PRINCIPAL AMOUNT

The principal amount of this Note may be increased from time to time as provided in the Transfer Agreement; provided that the principal amount of this Note shall not in any event exceed _________________.  The effective date of this Note for purposes of calculating the Maturity Date of this Note shall be the date of the last increase to the principal amount (the “Effective Date”).

3.

MATURITY DATE

Notwithstanding anything set forth above, all sums due under this Note, both principal and interest, if not sooner paid, shall be due and payable no later than 6am Luxembourg time on the date that is two (2) years following the Effective Date hereof (the “Maturity Date”).

4.

APPLICATION OF PAYMENTS

Payments received by Creditor pursuant to the terms hereof shall be applied first to accrued interest and then to principal; provided that during any Event of Default (as defined in Section 7 below), Creditor may apply any payments received to the obligations owing to Creditor in such order and manner as Creditor in its sole discretion shall determine.

5.

PREPAYMENT

Except as provided herein, the principal amount of the Debt Obligation may be prepaid in whole or in part at any time without premium or penalty.

6.

SECURITY

This Note is secured by a Pledge Agreement of even date herewith (the “Pledge Agreement”), made by Debtor for the benefit of Creditor on 50% of certain assets acquired by Debtor pursuant to the NIBs Transfer Agreement. The terms of the Pledge Agreement are incorporated herein and made a part hereof by reference as if fully set forth herein.

Page

7.

DEFAULT

The occurrence of any one or more of the following events shall constitute an “Event of Default” as such term is used herein:

a.

A default in the payment of any amount due under this Note on the due date therefor;

b.

Failure of Debtor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Note or in any of the other agreements, instruments and documents entered into in connection with the Debt Obligation (together with this Note, as the same may from time to time hereafter be amended or supplemented, the “Debt Obligation Documents”);

c.

Any representation, warranty or statement made by Debtor or any other obligor, guarantor, surety or third-party pledgor with respect to the Debt Obligation (each, an “Other Obligor”) in the Debt Obligation Documents or any other instrument now or hereafter evidencing, securing or in any manner relating to the Debt Obligation proves untrue in any material respect;

d.

A default by any Other Obligor under any of the Debt Obligation Documents;

e.

Debtor shall become insolvent or shall generally not pay its debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver of Debtor, or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for Debtor or for a substantial part of the property thereof and shall not be discharged within 60 days; or Debtor makes an assignment for the benefit of creditors;

f.

Any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law shall be instituted by or against Debtor, and, if instituted against Debtor, shall have been consented to or acquiesced in by Debtor, or shall remain undismissed for 60 days, or an order for relief shall have been entered against Debtor, or Debtor shall take any action to approve institution of, or acquiescence in, such a proceeding;

g.

Any of the events set forth in the foregoing subsections e. or f. shall occur with respect to any Other Obligor.

Upon the occurrence of an Event of Default, at the option of Creditor, the entire balance of principal together with all accrued interest thereon shall, without demand or notice, immediately become due and payable and so long as such Event of Default continues, the entire balance of principal together with all accrued interest shall bear interest at a Default Rate of 10% per annum. Upon the occurrence of an Event of Default, Creditor may exercise any and all rights and remedies it may have under the Debt Obligation Documents, and under applicable law and in equity.

8.

WAIVERS

Except as herein provided, Debtor and all others who may become liable for all or part of the principal balance hereof or for any obligations of Debtor to Creditor or the holder hereof (a) jointly and severally, forever waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, (b) agree that the time of payment of the debt or any part thereof may be extended from time to time without modifying or releasing the lien of Security Agreement or any other Debt

Page

Obligation Document or the liability of Debtor or any other such parties, the right of recourse against Debtor and such parties being hereby reserved by Creditor; and (c) agree that time is of the essence. Debtor agrees to pay all costs of collection when incurred, whether suit be brought or not, including reasonable attorneys’ fees and costs of suit and preparation therefor, and to perform and comply with each of the covenants, conditions, provisions and agreements of the Debtor contained in this Note and the other Debt Obligation Documents and Security Agreements. It is expressly agreed by Debtor that no extensions of time for the payment of this Note, nor the failure on the part of Creditor to exercise any of its rights hereunder, shall operate to release, discharge, modify, change or affect the original liability under this Note or any of the other Debt Obligation Documents, either in whole or in part.

9.

COMPLIANCE

If any provision of this Note shall be illegal or unenforceable, such provision shall be deemed canceled to the same extent as though it never had appeared therein, but the remaining provisions shall not be affected thereby.

10.

NOTICES

Whenever Creditor or Debtor desires to give any notice to the other, it shall be sufficient for all purposes if such notice is personally delivered or sent by registered or certified mail, postage prepaid, addressed to the intended recipient at the address listed at the beginning of this Note for the Debtor, or such other address as hereafter specified in writing, and for the Creditor at the address listed at the beginning of this Note, or such other address as hereafter specified in writing.

11.

INTEREST NOT TO EXCEED MAXIMUM ALLOWED BY LAW

It is the intent of Debtor and Creditor in the execution of this Note and all other instruments securing this Note that the debt obligation evidenced hereby be exempt from the restrictions of the usury laws of the State of Utah and all other applicable law. In the event that, for any reason, it should be determined that the Utah (or any other state’s) usury law is applicable to the Debt Obligation, Creditor and Debtor stipulate and agree that none of the terms and provisions contained herein or in any of the other Debt Obligation Documents shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law. If from any circumstances whatsoever, by reason of acceleration or otherwise, the fulfillment of any provision of this Note or the other Debt Obligation Documents involves transcending the limit of validity prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then the obligations to be fulfilled will be reduced to the limit of such validity as provided in such statute or law, so that in no event shall any exaction be possible under this Note in excess of the limit of such validity.

12.

CONSENT OF JURISDICTION

At the option of the Creditor, this Agreement may be enforced in any federal court or Utah State Court sitting in Salt Lake County, Utah; and the Debtor consents to the jurisdiction and venue of any such court and waives any argument that venue in such forums is not convenient. In the event the Debtor commences any action in another jurisdiction or venue arising directly or indirectly from the relationship created by this Note, the Creditor at its option shall be entitled to have the case transferred to one of the jurisdictions and venues above-described, or if such transfer cannot be accomplished under applicable law, to have such case dismissed without prejudice.

13.

APPLICABLE LAW AND WAIVER OF JURY TRIAL

THIS NOTE AND THE OTHER DEBT OBLIGATION DOCUMENTS (EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN ANY SUCH OTHER DEBT OBLIGATION

Page

DOCUMENTS) SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE LAWS OF THE STATE OF UTAH. WHENEVER POSSIBLE, EACH PROVISION OF THIS NOTE AND ANY OTHER STATEMENT, INSTRUMENT OR TRANSACTION CONTEMPLATED HEREBY OR RELATING HERETO, SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER SUCH APPLICABLE LAW, BUT, IF ANY PROVISION OF THIS NOTE OR ANY OTHER STATEMENT, INSTRUMENT OR TRANSACTION CONTEMPLATED HEREBY OR RELATING HERETO SHALL BE HELD TO BE PROHIBITED OR INVALID UNDER SUCH APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE ONLY TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS AGREEMENT OR ANY OTHER STATEMENT, INSTRUMENT OR TRANSACTION CONTEMPLATED HEREBY OR RELATING HERETO. DEBTOR HEREBY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS INSTRUMENT AND TO ANY OF THE DEBT OBLIGATION DOCUMENTS, THE OBLIGATIONS HEREUNDER OR THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. DEBTOR REPRESENTS TO CREDITOR THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

14.

ATTORNEYS’ FEES

If this Note is not paid when due or if any Event of Default occurs, Debtor promises to pay all costs of enforcement and collection, including, without limitation, reasonable attorneys’ fees, whether or not any action or proceeding is brought to enforce the provisions hereof.

Signed effective as of the day and year first above written.

“Debtor”

SUNDANCE STRATEGIES, INC.

Signature:________________

Name:  Randall F. Pearson

Title:   President

Page

Exhibit F

SUNDANCE STRATEGIES, INC.

as Pledgor

and

DEL MAR Financial S.à r.l.

as Pledgee

NIBs PLEDGE AGREEMENT

Page

THIS PLEDGE AGREEMENT (the “Agreement”) is made on this ___ day of ____, 2013:

BETWEEN

(1)

SUNDANCE STRATEGIES, INC., a corporation incorporated under the laws of the State of Utah, USA, having its registered office at 4626 North 300 West, Suite 365, Provo, Utah 84604, USA (the “Pledgor”);

(2)

DEL MAR Financial S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 168291, having its registered office at 6, rue Guillaume Schneider, L-2522 Luxembourg (the “Pledgee”); and

WHEREAS

A.

Pursuant to the Asset Transfer Agreement of even date herewith between the Parties (the “Transfer Agreement”), the Pledgee acting as creditor has agreed to provide the Pledgor acting as debtor a loan on the terms and subject to the conditions set forth in the secured promissory note (the “Promissory Note”) of the same date herewith.

B.

The Pledgor owns one hundred percent (100%) of the NIBs (as defined below) issued by each of the Companies.

C.

The Pledgor has agreed to pledge the Pledged Assets (as defined below) in accordance with the terms of this Agreement to secure its payment obligations under the Promissory Note.

NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:

1.

DEFINITIONS

1.1

Unless the context otherwise requires or unless otherwise defined in this Agreement, words and expressions defined in the Promissory Note shall have the same meaning when used in this Agreement. In addition, the following definitions shall apply:

Event of Default means any of the events of default as referred to in clause 6 of the Promissory Note.

Insolvency Regulation means the Council Regulation (EC) N° 1346/2000 of 29 May 2000 on insolvency proceedings (OJEC L 160, 30/06/2000, p. 1 ff.).

NIBs means participating debt certificates issued by the Companies representing the net insurance benefits (the “NIBs”) from a portfolio of life settlement policies indirectly owned by the Companies (the “Portfolio”) as set forth in Schedule A, which currently consists of ____________ NIBs having a par value of US $1.00 each, owned by the Pledgor and any other NIBs issued by the Companies which the Pledgor may subscribe to, acquire or be granted at any time in the future.

Pledge means the pledge (gage) created pursuant to Clause 2.

Pledged Assets means all rights, titles, interests and benefit in, to and under fifty percent (50%) of the NIBs which the Pledgor currently holds in the Companies as set forth in Schedule B and any other NIBs in the Companies which the Pledgor may subscribe to, acquire or be granted at any time in the future.

Promissory Note means the Utah law governed Secured Promissory Note dated ______________ entered into between the Pledgor as debtor and the Pledgee as creditor pursuant to which, amongst other things, the creditor granted to the debtor an initial loan in the amount of US $______________.

Register means the register of NIBs held by each of the Companies.

Secured Obligations means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Pledgor to the Pledgee under or in connection with the Promissory Note and this Agreement together with all costs, charges and expenses incurred by the Pledgor in connection with the protection, preservation or enforcement of its respective rights under the Promissory Note or any other document evidencing or securing any such liabilities as well as all costs, expenses, fees (including reasonable lawyers’ fees) and duties relating to the creation, perfection and enforcement of this Agreement and the Pledge.

1.2

In this Agreement any reference to any agreement (howsoever named) is to such agreement as it may be amended, supplemented or extended from time to time, whether before or after the date hereof.

1.3

Clause headings are for ease of reference only.

1.4

Words importing the singular shall include the plural and vice versa.

1.5

For purposes of this Agreement and any future communications between the Parties, the term “PDC’s” and “NIBs” shall be considered interchangeable and all Parties hereby acknowledge and agree to their interchangeability.

2.

PLEDGE

Subject to the terms and conditions of the Transfer Agreement and other agreements referenced therein;

2.1

The Pledgor hereby grants a first ranking pledge (gage de premier rang) over the Pledged Assets to the Pledgee, as security for the full and punctual payment, performance and discharge of all the Secured Obligations and hereby in advance grants such right of pledge insofar as the same cannot be fully granted on the date hereof, which pledge is hereby accepted by the Pledgee.

2.2

Each of the Companies hereby acknowledges and accepts the Pledge.

2.3

The Pledgor shall simultaneously herewith (or in the case of any NIBs issued after the date hereof, immediately upon the issuance thereof to the Pledgor) (i) procure the recording in the Register of the Pledge and (ii) present to the Pledgee a written confirmation in the form of a certified copy of the Register from each of the Companies that this recording has been duly made.

The Pledgor and the Pledgee hereby instruct and appoint any manager respectively of each of the Companies or any employee of Capita Fiduciary S.A. to register the Pledge in the Register of each Company.

The text to be used for the registration shall be the following:

“Pursuant to a pledge agreement (“Pledge Agreement”) dated [date], SUNDANCE STRATEGIES, INC. has pledged, all its rights, titles, interests and benefits, present and future, in, to and under fifty percent (50%) of its NIBs (as defined in the Pledge Agreement) in the company to the Pledgee (as defined in the Pledge Agreement), and all its rights, titles, interests and benefits, present and future, in and to all rights, moneys, powers and property whatsoever which may from time to time and at any time be distributed or derived from, or accrue on or arise in respect of or relate to said NIBs to the Pledgee.

[date]

[name & signature]”

3.

REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1

The Pledgor hereby represents, warrants and undertakes to the Pledgee that:

(i)

To the Pledgor’s knowledge (based upon the Transfer Agreement and related instruments), the Companies are private limited liability companies (société à responsabilité limitée) duly incorporated and validly existing under the laws of Luxembourg;

(ii)

To the Pledgor’s knowledge (based upon the Transfer Agreement and related instruments), the “centre of main interests” (as that term is used in the Insolvency Regulation) of each of the respective Companies is in Luxembourg, and the Companies have no “establishment” (as that term is used in the Insolvency Regulation) outside Luxembourg;

(iii)

To the Pledgor’s knowledge (based upon the Transfer Agreement and related instruments), the Companies have the power, authority and legal right to own and operate its property, to hold and own all of its assets and to conduct the business in which it is currently engaged;

(iv)

The Pledgor has full capacity, power, legal right and lawful authority to fulfill all its obligations assumed under this Agreement and create a valid and effective first ranking pledge (gage de premier rang) over the Pledged Assets pursuant to this Agreement;

(v)

All authorizations or actions necessary or advisable in connection with the entering into this Agreement and the granting of the Pledge by the Pledgor have been obtained or taken and have not been withdrawn, revoked or rescinded prior to the date of this Agreement;

(vi)

in respect of this Agreement and the transactions contemplated by, referred to in or provided for by this Agreement, (i) they entered into this Agreement in good faith and for the purpose of carrying out their business, and (ii) they entered into this Agreement without any intention to defraud or deprive of any legal benefit any other parties (such as third parties and in particular creditors) or to circumvent any applicable mandatory laws or regulations of any jurisdiction;

(vii)

To the Pledgor’s knowledge (based upon the Transfer Agreement and related instruments), no action, petition, resolution or similar order for bankruptcy (faillite), voluntary or judicial winding-up (liquidation volontaire ou judiciaire), controlled management (gestion contrôlée), suspension of payment (sursis de paiement), voluntary arrangement with creditors (concordat préventif de faillite) or similar proceedings  (including similar German proceedings) affecting the rights of creditors generally has been taken, lodged, passed or presented with regard to the Companies;

(viii)

To the Pledgor’s knowledge (based upon the Transfer Agreement and related instruments), the Companies do not meet or threaten to meet the criteria for the opening of any proceedings referred to under paragraph (vii) above nor is it subject to such proceedings;

(ix)

To the Pledgor’s knowledge (based upon the Transfer Agreement and related instruments), the Pledgor is the sole beneficial and legal owner of the NIBs;

(x)

To the Pledgor’s knowledge (based upon the Transfer Agreement and related instruments), the NIBs are validly issued and fully paid up and represent one hundred percent (100%) of the NIBs issued by the Companies;

(xi)

To the Pledgor’s knowledge (based upon the Transfer Agreement and related instruments), the Pledgor owns the Pledged Assets free and clear of any lien, security interest, claim, option, pledge, charge, assignment, transfer and other encumbrances of any kind other than the Pledge and preferential rights arising by operation of law;

(xii)

To the Pledgor’s knowledge (based upon the Transfer Agreement and related instruments), there is no floating charge (gage sur fonds de commerce) or similar security in existence on the respective businesses of the Companies nor any mandate with a view to the creation thereof;

(xiii)

the Pledge, (based upon the Transfer Agreement and related instruments), creates a valid first rank pledge (gage de premier rang) over the Pledged Assets and constitutes legally binding obligations for the Pledgor, enforceable in accordance with its terms, and validly creates the security interest it purports to create; and

(xiv)

this Agreement does not violate any contractual or other obligation binding upon the Pledgor or any law to which Pledgor is subject.

3.2

The Pledgor undertakes to the Pledgee that the representations and warranties contained in Clause 3.1 shall at all times remain true and correct until all the Secured Obligations have been fully and irrevocably discharged.

4.

COVENANTS

The Pledgor covenants to the Pledgee that:

(a)

except in accordance with the provisions of this Agreement, it shall not, without prior written consent of the Pledgee (such consent not to be unreasonably withheld), dispose of or encumber the NIBs in a transaction, including, but not limited to, a sale of the NIBs, financing of the NIBs, or sale of a debt obligation or security collateralized or secured by the NIBs;

(b)

it shall procure that no executory attachment (saisie exécutoire) is made on the Pledged Assets, and that any conservatory attachment (saisie arrêt) thereon is lifted within thirty business days of its first being made;

(c)

it shall not do or cause or permit to be done anything which will, or could be reasonably expected to, materially adversely affect this Agreement or the rights of the Pledgee or which in any way is inconsistent with or materially depreciates, jeopardizes or otherwise prejudices the NIBs or any of the Pledged Assets;

(d)

it shall cooperate with the Pledgee and sign or cause to be signed all such further documents and take all such further action as the Pledgee may from time to time reasonably request to perfect and protect the Pledge and to carry out the provisions and purposes of this Agreement;

(e)

it shall not accept any issue of new NIBs of any of the Companies unless previously accepted in writing by the Pledgee or, in case of creation of new NIBs, if the subscriber of the new NIBs, prior to the creation and subscription of such new NIBs, accepts to and actually pledges such new NIBs in favor of the Pledgee; and

(f)

in case of issuance of new NIBs to the Pledgor, the new NIBs shall be pledged in accordance with this Agreement, and the Pledgor shall forthwith procure the recording in the Register of each Company and present to the Pledgee a written confirmation in the form of a certified copy of the Register from each Company that this recording has been duly made.

5.

SCOPE OF THE PLEDGE

5.1

The Pledge shall be a continuing security interest, shall remain in force until released in accordance with Clause 11, and shall in particular not be discharged by reason of the circumstance that there is temporarily no Secured Obligations currently owing to the Pledgee.

5.2

The Pledge shall not be discharged by the entry of any Secured Obligations into any current account, in which case the Pledge shall secure any provisional or final balance of such current account up to the amount in which such Secured Obligations were entered therein.

5.3

The Pledgee may at any time without discharging or in any way affecting the Pledge (a) grant the Pledgor any time or indulgence, (b) concur in any moratorium of the Secured Obligations, (c) abstain from taking or perfecting any other security interest and discharge any other security interest, (d) abstain from exercising any right or recourse or from proving or claiming any debt and waive any right or recourse, (e) apply any payment received from the Pledgor or for their account towards obligations of the Pledgor other than the Secured Obligations secured hereby, or (f) take any other action with respect to the Secured Obligations.

6.

RIGHTS ATTACHING TO THE NIBS

6.1

Stamping, regrouping, splitting or renewal

The Pledge shall not in any way be affected by any stamping, regrouping, splitting or renewal of the NIBs, or by any similar operation, and the financial instruments resulting from any such operation shall be part of the NIBs.

6.2

Subscription rights

Unless an Event of Default has occurred or unless agreed otherwise by the Pledgee, the Pledgor shall exercise all subscription rights to which a holder of the NIBs may be entitled. Prior to the exercise of the subscription of rights, the Pledgor shall seek prior written consent of the Pledgee and confirm that the NIBs resulting from the exercise of any such right shall be pledged to the Pledgee as security for the Secured Obligations and shall be part of the Pledged Assets.

7.

POSSIBLE SEIZURE OR ATTACHMENT

In the event of a seizure or attachment by a third party of any of the Pledged Assets, the Pledgor shall, at its own expense, (i) immediately notify the Pledgee and send it or its attorneys a copy of the relevant attachment or seizure documentation (ii) notify the third party or the attorneys acting on behalf of such third party in writing of the Pledgee’s interest in the Pledged Assets, (iii) take such measures to challenge the attachment or seizure and obtain the release of this attachment or seizure within thirty (30) days and (iv) inform regularly the Pledgee of the status of such seizure or attachment.

8.

IMMEDIATE RECOURSE

To the fullest extent allowed by applicable law, the Pledgor waives any right it may have of first requiring the Pledgee to proceed against or claim payment from any person or entity or enforce any guarantees, lien, security interest, claim, option, pledge, charge, assignment, transfer and other encumbrances of any kind granted by any other person or entity before enforcing the Pledge and/or any rights hereunder or pursuant hereto.

9.

ADDITIONAL SECURITY

The Pledge shall be in addition to and shall not in any way be prejudiced by or dependent on any guarantees, lien, security interest, claim, option, pledge, charge, assignment, transfer and other encumbrances of any kind now or hereafter held by the Pledgee as security for the Secured Obligations or any lien to which it may be entitled. The rights of the Pledgee hereunder are in addition to and not exclusive of those provided by law.

10.

ENFORCEMENT OF PLEDGE

Upon the occurrence of an Event of Default, the Pledgee shall be entitled to realize the Pledged Assets in any manner permitted by Luxembourg law and in particular, but without limitation:

(a)

appropriate the then issued NIBs at their fair market value, as determined by an independent auditor (réviseur d’entreprises) designated by the Pledgee in accordance with generally accepted accounting principles in Luxembourg; and/or

(b)

sell the NIBs or have the NIBs sold in a private transaction at arms’ length conditions (conditions commerciales normales) to pay all or any part of the then outstanding Secured Obligations; and/or

(c)

sell the NIBs by public auction to apply the proceeds to pay all or any part of the then outstanding Secured Obligations; and/or

(d)

request the courts that title to the NIBs be assigned and/or transferred to the Pledgee or such other person as the Pledgee may designate for payment of all or any part of the then outstanding Secured Obligations; and/or

(e)

act generally in relation to the NIBs and the Pledged Assets in such manner as the Pledgee acting reasonably shall determine and as shall be permitted by law.

The determination by the Pledgee that an Event of Default has actually occurred shall be conclusive unless and until the Parties hereto shall have agreed or a court order shall have decided otherwise. The Companies each may conclusively rely on any assertion of the Pledgee that an Event of Default has occurred and shall follow the instructions given to it in such context by the Pledgee without incurring any liability.

Notwithstanding anything contained herein to the contrary, upon the occurrence of an Event of Default, the remedy of the Pledgee hereunder is limited to the Pledgee’s enforcement of the Pledge and subsequent disposition or retention or otherwise of the Pledged Assets, and the Pledgor shall have no further liability to the Pledgee under the Promissory Note.

11.

DISCHARGE OF THE PLEDGE

11.1

The Pledgee shall grant an express release of the Pledge, as soon as is reasonably practicable upon demand of the Pledgor, as soon as all Secured Obligations have been unconditionally and irrevocably performed and discharged in full and there is no possibility of any further Secured Obligations coming into existence.

11.2

The Pledgee shall inform the Companies of such a release, and shall provide the Pledgor with a power of attorney in favor of the Pledgee designated by such Pledgor for the purpose of recording the release of the Pledge in the Register.

11.3

Forthwith upon such release being granted, the Pledgee shall return to the Pledgor any Pledged Assets in their possession and such Pledgor shall take delivery thereof.

12.

DUTIES OF THE PLEDGEE

The Pledgee shall not be liable for any acts or omissions, except in case of gross negligence (faute grave) or willful misconduct (faute intentionnelle). The Pledgee shall not be under any obligation to take any steps necessary to preserve any rights in the NIBs and the Pledged Assets against any other parties but may do so at its option, and all expenses incurred in connection therewith shall be for the account of the Pledgor and shall be part of the Secured Obligations.

13.

COSTS AND EXPENSES

Each Party shall bear its own costs, fees and expenses incurred in the negotiation, execution and performance of this Agreement and the Pledge and any matter contemplated by them.

14.

EVIDENCE OF SECURED OBLIGATIONS

A certificate issued by the Pledgee as to the amount and the terms and conditions of the Secured Obligations shall be conclusive evidence as against the Pledgor, save to the extent of contrary evidence if any.

15.

NOTICES

Any notice or communication under or in connection with this Agreement shall be made in accordance with Section 9 of the Promissory Note.

16.

SEVERABILITY

The invalidity, illegality or unenforceability of any provisions hereof shall not affect the validity, legality or enforceability of this Agreement or of any other provision hereof.

17.

WAIVER

17.1

No failure on the part of the Pledgee to exercise, or delay on its part in exercising, any right or remedy shall operate as a waiver, nor shall any single or partial exercise by the Pledgee of any right or remedy prevent any further or other exercise of such right or the exercise by the Pledgee of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

17.2

The Pledgor waives the benefit of articles 1251, 1285, 2021, 2022, 2026, 2029, 2036 and 2037 of the Luxembourg Civil Code, to the extent applicable.

18.

TRANSFERABILITY

18.1

This Agreement shall be binding upon and shall inure to the benefit of the Pledgor and the Pledgee and their respective successors, assigns and transferees, and references in this Agreement to any of them shall be construed accordingly.

18.2

The Pledgor shall not be entitled to assign and transfer any of its rights and obligations under this Agreement without the prior written consent of the Pledgee, such consent not to be unreasonably withheld.

19.

NOVATION

In case of novation of the Secured Obligations, the Pledge is reserved and shall remain in existence to the benefit of any new creditor of the Secured Obligations, as novated.

20.

COUNTERPARTS

20.1

This Agreement may be executed by the Parties hereto in separate counterparts and any single counterpart or set of counterparts executed and delivered by all the Parties hereto shall constitute one and the same instrument.

20.2

This Agreement may be executed by the exchange of facsimile signatures. The transmission of a facsimile signature or execution page purported to be signed or otherwise executed by a Party shall, unless that Party has expressed in writing to the other Party that such signature or execution is not to be effective, be deemed to be due execution and delivery by that Party of this Agreement.

21.

GOVERNING LAW AND JURISDICTION

21.1

This Agreement shall be governed by, and construed in accordance with, the laws of Utah. For the avoidance of doubt, the Pledgor confirms and expressly agrees that this Agreement is concluded for a purpose which falls within his trade and profession; the Parties acknowledge and agree that this Agreement does not constitute a consumer contract and falls outside the scope of article 6 of the regulation (EC) N° 593/2008 of the European Parliament and of the Council of 17 June 2008 on the law applicable to contractual obligations.

21.2

Any disputes arising out of or in connection with this Agreement shall be subject to the jurisdiction of the courts of Utah.

[Signature pages follow]

This Agreement has been entered into on the day and year first before written.

THE PLEDGOR:  SUNDANCE STRATEGIES, INC.

______________________________

By: Randall F. Pearson

Title: President

THE PLEDGEE:  DEL MAR Financial S.à r.l.

______________________________

By: Paul Jacobson

Title: Manager

Exhibit G

Seller Pledged Assets

Schedule of Subdebt

1.

Loans

Issue Date	Debtor/Issuing Company	Original Principal Amount
February 27, 2012	TZ (individual)	$617,500
April 3, 2012	Insel Georgian (HN 1)	$3,461,500
April 20, 2012	Insel Georgian (TZ II)	$2,133,000

2.

Policies

Policy ID	Carrier	Death Benefit
JEBA542	Phoenix	$1,000,000

3.

Partnership Interests – Laguna Funding LP

99.5% Limited Partnership Interest in Laguna Funding LP, subject to pre-existing obligations to sell certain assets as follows:

Policy ID	GmbH	Death Benefit (in US $)	% of DB	Carrier
GEAN227	XXXXXXXXXX1	1,000,000	100.0%	Sun Life
HAHA199	XXXXXXXXXX2	2,000,000	100.0%	Travelers
LALA534	XXXXXXXXXX3	10,000,000	100.0%	AXA
ARGA415	XXXXXXXXXX4	5,000,000	100.0%	AXA

Exhibit H

Seller Pledge Agreement

attached

Collateral Pledge Agreement  (1.20.12)

COLLATERAL PLEDGE AGREEMENT

THIS COLLATERAL PLEDGE AGREEMENT (this “Agreement”) is made effective as of June 5, 2013, by DEL MAR FINANCIAL S.À R.L., a société à responsabilité limitée, incorporated under the laws of Luxembourg (“Pledgor”), in favor of SUNDANCE STRATEGIES, INC. (the “Secured Party”).

RECITALS:

1.

Pledgor and Secured Party have entered into that certain Asset Transfer Agreement effective as of June 5, 2013 (the “ATA”).

2.

The ATA requires that Pledgor execute this Agreement as a condition of the ATA.

NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Pledgor, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:

AGREEMENTS

 — Definitions and References

General Definitions.  As used herein, the terms “Agreement”, “Pledgor”, “Secured Party”, and “ATA” shall have the meanings indicated above, and the following terms shall have the following meanings:

“Collateral” means all property, of whatever type, which is described in Section 2.1 as being at any time subject to a security interest granted hereunder to Secured Party.

 “Event of Default” means the material failure or breach of any representation, warranty, covenant or event under the ATA.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

 “Regulatory Event” means (a) any investigation made by any governmental authority or agency for violation or breach of law by Pledgor that the Secured Party, in its sole discretion, determines is reasonably likely to result in a material adverse effect on (i) the validity or enforceability of the ATA, (ii) the rights and remedies of the Secured Party under this Agreement or the ATA, (iii) the timely payment of Pledgor's obligations hereunder or (iv) the value of the Collateral; or (b) a change in law or regulation in any applicable jurisdiction (including without limitation any change in the official interpretation or administration of any such law or regulation) as a result of which the continued performance by the Secured Party under the Obligation Documents is likely, in the Secured Party’s reasonable judgment, to become materially more burdensome to the Secured Party.

“Secured Obligations” shall have the meaning given to it in Section 2.2.

Collateral Pledge Agreement  (1.20.12)

“UCC” means the Uniform Commercial Code in effect in the State of South Dakota on the date hereof.

Incorporation of Other Definitions.  All terms used in this Agreement which are defined in the UCC and not otherwise defined herein shall have the same meanings herein as set forth therein, except where the context otherwise requires.

Attachments.  All exhibits or schedules which may be attached to this Agreement are a part hereof for all purposes.

Amendment of Defined Instruments.  Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including, but not limited to, references in Section 2.1) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

References and Titles.  All references in this Agreement to Exhibits, Articles, Sections, subsections, and other subdivisions refer to the Exhibits, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise.  Titles appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Agreement.  The words “this Agreement”, “herein”, “hereof”, “hereby”, “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.  The phrases “this Section” and “this subsection” and similar phrases refer only to the Sections or subsections hereof in which the phrase occurs.  The word “or” is not exclusive, and the word “including” (in all of its forms) means “including without limitation”.  Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires.

 — Security Interest

Grant of Security Interest.  As collateral security for all of the Secured Obligations, Pledgor hereby pledges and assigns to Secured Party and grants to Secured Party a continuing security interest in and lien on, all personal property of Pledgor, tangible and intangible, whether now or hereafter existing, including without limitation all right, title and interest of the Pledgor in and to (a) all general intangibles; (b) any life insurance policy, related documents and security and the death benefit payable thereunder; (c) all deposit accounts; (d) all investment property; (e) all accounts, chattel paper (whether tangible or electronic), documents of title, equipment, goods and instruments; and (f) all proceeds and products of any and all of the foregoing, in each case whether Pledgor’s ownership or other rights therein are presently held or hereafter acquired and however Pledgor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

Obligations Secured.  The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, indebtedness and liabilities, whether now existing or hereafter incurred or arising:

a)

ATA Obligation.  The due performance by Pledgor, as and when due, of all obligations under the ATA from time to time owing by Pledgor.

b)

Renewals.  All renewals, extensions, amendments, modifications, supplements, or restatements of or substitutions for the foregoing.

c)

Maximum Liability.  The maximum liability of Pledgor under this Agreement shall be all amounts actually paid by Secured Party under the ATA, including expenses

Collateral Pledge Agreement  (1.20.12)

reasonably related to Secured Party’s execution of the ATA, less the liquidation value of the assets received by Secured Party in connection with the ATA.

As used herein, the term “Secured Obligations” refers to all present and future indebtedness, obligations and liabilities of whatever type which are described above in this section, including any interest which accrues after the commencement of any case, proceeding, or other action relating to the bankruptcy, insolvency, or reorganization of Pledgor.

 — Representations, Warranties and Covenants

Representations and Warranties.  Pledgor hereby represents and warrants to Secured Party as follows as of the date hereof and as of each date on which any part of the Secured Obligations remains outstanding:

d)

Existence, Authorization, Execution, and Enforceability.

(i)

Pledgor has been duly formed and is validly existing under Luxembourg law and a true, correct, and complete copy of the instrument creating Pledgor, together with a true, correct, and complete copy of any amendments thereto has been delivered to the Secured Party.

(ii)

The Pledgor has full power, authority and legal right to assign, transfer and set over to Secured Party, and grant to Secured Party a security interest in the Collateral, free and clear of any lien, adverse claim, or encumbrance and to execute, deliver and perform its obligations under this Agreement and the ATA.

(iv)

The Pledgor has duly taken all action necessary (A) to authorize the execution and delivery by the Pledgor of this Agreement and the ATA, each of which constitutes the legal, valid and binding obligation of Pledgor, and (B) to authorize the consummation of the transactions contemplated thereby and the performance of Pledgor’s obligations thereunder.

e)

No Conflicts or Consents.  Neither the ownership or the intended use of the Collateral by Pledgor, nor the grant of the security interest by Pledgor to the Secured Party herein, nor the exercise by a Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (a) any domestic or foreign law, statute, rule or regulation, (b) the governing documents of Pledgor, or (c) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Pledgor (other than the security interest granted to the Secured Party hereby).  Except as expressly contemplated in this Agreement or the ATA, no consent, approval, authorization or order of, and no notice to or filing with any court, governmental authority or third party is required in connection with the grant by Pledgor of the security interest herein, or the exercise by the Secured Party of their rights and remedies hereunder.

f)

Security Interest.  Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to the Secured Party as provided herein, free and clear of any lien, adverse claim, security interest, option, right of first refusal, encumbrance or other right.  This Agreement creates a valid and binding security interest in favor of Secured

Collateral Pledge Agreement  (1.20.12)

Party in the Collateral, which security interest secures all of the Secured Obligations and which is prior to any other security interest.

g)

Perfection. The taking possession by Secured Party of all certificates, instruments and cash constituting Collateral from time to time and the filing of financing statements or collateral assignments with the issuers of any life insurance policies will perfect, and establish the priority of, Secured Party's security interest hereunder in the Collateral securing the Secured Obligations.  No further or subsequent filing, recording, registration, other public notice or other action is necessary or desirable to perfect or otherwise continue, preserve or protect such security interest except (i) for continuation statements described in the UCC, (ii) for filings required to be filed in the event of a change in the name or identity of Pledgor, or (iii) in the event any financing statement filed by Secured Party relating hereto otherwise becomes inaccurate or incomplete.

h)

Collateral.  Pledgor has taken or concurrently herewith is taking all actions necessary to perfect Secured Party’ security interest in the Collateral.  Pledgor is the sole legal and beneficial owner of all Collateral.  Neither the making of this Agreement nor the exercise of any rights or remedies of a Secured Party hereunder will cause a default under any Pledgor agreement or otherwise adversely affect or diminish any of the Collateral.

(f)

Regulatory Events.  No Regulatory Event has occurred and is continuing.

Covenants.  Unless Secured Party shall otherwise consent in writing, Pledgor will at all times comply with the covenants contained in this Section 3.2 so long as any part of the Secured Obligations is outstanding.

i)

Collateral.  Pledgor will promptly inform Secured Party of the occurrence of any default on the part of the Pledgor under the ATA and/or the occurrence of any adverse effect or diminution with respect to the Collateral.

j)

Proceeds.  If Pledgor shall receive any distributions payable in cash (except distributions permitted to be retained by Pledgor pursuant to Section 4.7 hereof) or in securities or other property, Pledgor shall receive the same in trust for the benefit of the Secured Party, shall segregate it from Pledgor's other property, and shall promptly deliver it to Secured Party in the exact form received, with any necessary endorsement or instruments of transfer duly executed in blank, to be held by Secured Party as Collateral.

k)

Diminution of Collateral.  Pledgor will not adjust, settle, compromise, amend or modify the Collateral.  Pledgor will not enter into any agreement (other than the ATA and this Agreement) creating, or otherwise permit to exist, any restriction or condition upon the transfer or use of the Collateral.

(e)

Indebtedness.  Pledgor shall not incur any indebtedness for borrowed money or any obligation evidenced by a note, loan agreement or similar instrument, without the prior written consent of the Secured Party.

Collateral Pledge Agreement  (1.20.12)

 — Remedies, Powers and Authorizations

Provisions Concerning the Collateral.

l)

Additional Filings.  Pledgor hereby authorizes Secured Party to file, without the signature of Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, covering or otherwise relating to the Collateral.  Pledgor further agrees that a carbon, photographic or other reproduction of this Agreement or of any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction by Secured Party.

m)

Agents, Powers of Attorney.

Pledgor Power of Attorney.  Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Secured Party's discretion, to take any action, and to execute or indorse any instrument, certificate or notice, which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement including any action or instrument:  (i) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (ii) to receive, indorse and collect any drafts or other instruments or documents; (iii) to enforce any obligations included among the Collateral; and (iv) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce, perfect, or establish the priority of the rights of the Secured Party with respect to any of the Collateral.  Pledgor hereby acknowledges that such power of attorney and proxy are coupled with an interest, and are irrevocable.

n)

Performance by Secured Party.  If Pledgor fails to perform any agreement or obligation contained herein, the Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of the Secured Party incurred in connection therewith shall be payable by Pledgor under Section 4.4.

o)

Collection Rights.  Secured Party shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify (or require Pledgor to notify) any or all Persons obligated to make payments which are included among the Collateral (whether accounts, general intangibles, distributions, or otherwise) of the assignment thereof to the Secured Party under this Agreement and to direct such obligors to make payment of all amounts due or to become due to Pledgor thereunder directly to the Secured Party and, upon such notification and at the expense of Pledgor and to the extent permitted by law, to enforce

Collateral Pledge Agreement  (1.20.12)

collection thereof and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Pledgor could have done.  After Pledgor receives notice that the Secured Party have given (and after Secured Party has required Pledgor to give) any notice referred to above in this subsection:

all amounts and proceeds (including instruments and writings) received by Pledgor in respect of such distributions, accounts, or general intangibles shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of Pledgor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary indorsement) to be, at Secured Party's discretion, either (A) held as cash collateral and released to Pledgor upon the remedy of all Events of Default or (B) if any Event of Default shall have occurred and be continuing, applied as specified in Section 4.3, and

Pledgor will not adjust, settle or compromise the amount or payment of any such account or general intangible or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.

Event of Default Remedies.  If an Event of Default shall have occurred and be continuing, the Secured Party may from time to time in their discretion, without limitation and without notice except as expressly provided below:

p)

exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein, under the other Obligation Documents or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral);

q)

require Pledgor to, and Pledgor hereby agrees that it will at its expense and upon request of Secured Party, promptly assemble all books, records and information of Pledgor relating to the Collateral at a place to be designated by the Secured Party which is reasonably convenient to both parties;

r)

reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure;

s)

dispose of, at its office, on the premises of Pledgor or elsewhere, all or any part of the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party’ power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Secured Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral;

t)

buy the Collateral, or any part thereof, at any public sale;

Collateral Pledge Agreement  (1.20.12)

u)

buy the Collateral, or any part thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

v)

apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Pledgor hereby consents to any such appointment; and

w)

at its discretion, retain the Collateral in satisfaction of the Secured Obligations whenever the circumstances are such that the Secured Party are entitled to do so under the UCC or otherwise (provided that Secured Party shall in no circumstances be deemed to have retained the Collateral in satisfaction of the Secured Obligations in the absence of an express notice by Secured Party to Pledgor that Secured Party have either done so or intend to do so).

Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

Application of Proceeds.  If any Event of Default shall have occurred and be continuing, the Secured Party may in their discretion apply any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, to any or all of the following in such order as the Secured Party may elect:

x)

To the repayment of all costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Secured Party in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure of Pledgor to perform or observe any of the provisions hereof;

y)

To the payment or other satisfaction of any liens, encumbrances, or adverse claims upon or against any of the Collateral;

z)

To the reimbursement of a Secured Party for the amount of any obligations of Pledgor or any Other Liable Party paid or discharged by such Secured Party pursuant to the provisions of this Agreement or the other Obligation Documents, and of any expenses of  a Secured Party payable by Pledgor hereunder or under the other Obligation Documents;

aa)

To the satisfaction of any other Secured Obligations;

bb)

By holding the same as Collateral;

cc)

To the payment of any other amounts required by applicable law (including any provision of the UCC); and

Collateral Pledge Agreement  (1.20.12)

dd)

By delivery to Pledgor or to whomever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

Indemnity and Expenses.  In addition to, but not in qualification or limitation of, any similar obligations under other Obligation Documents:

ee)

Pledgor will indemnify the Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), WHETHER OR NOT SUCH CLAIMS, LOSSES AND LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY OR ARE CAUSED BY OR ARISE OUT OF SUCH INDEMNIFIED PARTY'S OWN NEGLIGENCE, except to the extent such claims, losses or liabilities are proximately caused by such indemnified party's individual gross negligence or willful misconduct.

ff)

Pledgor will upon demand pay to the Secured Party the amount of any and all costs and expenses, including the fees and disbursements of the Secured Party’ counsel and of any experts and agents, which a Secured Party may incur in connection with (i) the transactions which give rise to this Agreement, (ii) the preparation of this Agreement and the perfection and preservation of this security interest created under this Agreement, (iii) the administration of this Agreement; (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (v) the exercise or enforcement of any of the rights of any Secured Party hereunder; or (vi) the failure by Pledgor to perform or observe any of the provisions hereof, except expenses resulting from a Secured Party's gross negligence or willful misconduct.

Non-Judicial Remedies.  In granting to a Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require a Secured Party to enforce its rights by judicial process.  In so providing for non-judicial remedies, Pledgor recognizes and concedes that such remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm's length.  Nothing herein is intended, however, to prevent a Secured Party from resorting to judicial process at its option.

Other Recourse.  Pledgor waives any right to require the Secured Party to proceed against any other Person, to exhaust any Collateral or other security for the Secured Obligations, or to have any Other Liable Party joined with Pledgor in any suit arising out of the Secured Obligations or this Agreement, or pursue any other remedy in a Secured Party's power.  Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension for any period of any of the Secured Obligations of any Other Liable Party from time to time.  Pledgor further waives any defense arising by reason of any disability or other defense of any Other Liable Party or by reason of the cessation from any cause whatsoever of the liability of any Other Liable Party.  This Agreement shall continue irrespective of the fact that the liability of any Other Liable Party may have ceased and irrespective of the validity or enforceability of any other Obligation Document to which Pledgor or any Other Liable Party may be a party, and notwithstanding any death, incapacity, reorganization, or bankruptcy of any Other Liable Party or any other event or proceeding affecting any Other Liable Party.  Until all of the Secured Obligations shall have been paid in full, Pledgor shall have no right to subrogation and Pledgor waives the right to enforce any remedy which the Secured Party have or may hereafter have against any Other Liable Party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by the Secured Party.  Pledgor authorizes the Secured Party, without notice or demand, without any reservation of rights against Pledgor, and without in any way affecting Pledgor's liability hereunder or on the Secured Obligations, from time to time to (a) take or hold any other property of any type from any other Person as security for the Secured Obligations, and exchange, enforce, waive

Collateral Pledge Agreement  (1.20.12)

and release any or all of such other property, (b) apply the Collateral or such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (c) renew, extend for any period, accelerate, modify, compromise, settle or release any of the obligations of any Other Liable Party in respect to any or all of the Secured Obligations or other security for the Secured Obligations, (d) waive, enforce, modify, amend, restate, or supplement any of the provisions of any Obligation Document with any Person other than Pledgor, and (e) release or substitute any Other Liable Party.

Exercise of Rights Pertaining To Collateral.

gg)

So long as no Event of Default shall have occurred and be continuing:

Pledgor may exercise any and all rights for any purpose not inconsistent with the terms of this Agreement or the ATA; provided, however, that Pledgor will not exercise or refrain from exercising any such right, as the case may be, if a Secured Party gives it notice that, in such Secured Party's judgment, such action would have a material adverse effect on the value of the Collateral or the benefits to a Secured Party of its security interest hereunder; and

Any and all payments in respect of the Collateral shall be, and shall forthwith be delivered to the Secured Party to hold as, Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of Pledgor, and be forthwith delivered to the Secured Party in the exact form received with any necessary indorsement or necessary indorsements or instruments of transfer duly executed in blank, to be held by the Secured Party as Collateral.

hh)

Upon the occurrence and during the continuance of an Event of Default:

Pledgor may not, without the express consent of the Secured Party, exercise any rights with respect to the Collateral which it would otherwise be entitled to exercise pursuant to subsection (a)(i) of this section;

all rights of Pledgor to receive and retain any distributions of profits or other payments of any kind which Pledgor would otherwise be authorized to receive and retain pursuant to subsection (a)(ii) of this section shall automatically cease, and all such rights shall thereupon become vested in the Secured Party which shall thereupon have the sole right to receive and hold as Collateral all such distributions and payments;

Collateral Pledge Agreement  (1.20.12)

all distributions of profits and other payments of any kind which are received by Pledgor contrary to the provisions of subsection (b)(ii) of this section shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Secured Party in the exact form received, to be held by the Secured Party as Collateral.

Private Sale of Collateral.  Pledgor recognizes that it may be impracticable to effect a public sale of all or any part of the Collateral and that Secured Party may, therefore, determine to make one or more private sales of the Collateral to a restricted group of purchasers.  Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay sale of the Collateral for the period of time necessary to permit their registration for public sale under the Securities Act of 1933, as amended (the “Securities Act”), to the extent, if any, that it is applicable thereto.  Pledgor further acknowledges and agrees that any offer to sell the Collateral which has been (a) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of Orange County, California (to the extent that such an offer may be so advertised without prior registration under the Securities Act), or (b) made privately in the manner described above to not fewer than fifteen (15) bona fide offerees shall be deemed to involve a “public sale” for the purposes of Section 409.504(4)(a) of the UCC (or any successor or similar, applicable statutory provision), notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and that Secured Party may, in such event, bid for the purchase of such Collateral.

 — Miscellaneous

Notices.  Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery, (b) expedited delivery service with proof of delivery, (c) registered or certified United States mail, postage prepaid, or (d) telegram or facsimile addressed to the appropriate party as follows:

To Pledgor:

Del Mar Financial S.A.R.L.

1, Allѐe Scheffer, L-2520 Luxembourg

Phone: +352 621 259 777

Facsimile: +352 27 47 84 62

To Secured Party:

Sundance Strategies, Inc.

4626 North 300 West

Suite 365

Provo, Utah 84604

or to such other address or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith.  Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram, telex or facsimile, upon receipt.

Collateral Pledge Agreement  (1.20.12)

Amendments.  No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Pledgor and Secured Party, and no waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall be effective unless it is in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and to the extent specified in such writing.

Preservation of Rights.  No failure on the part of the Secured Pariesy to exercise, and no delay in exercising, any right hereunder or under any other Obligation Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  Neither the execution nor the delivery of this Agreement shall in any manner impair or affect any other security for the Secured Obligations.  The rights and remedies of the Secured Party provided herein and in the ATA are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights of the Secured Party are not conditional or contingent on any attempt by the Secured Party to exercise any of its rights under any document against such party or against any other Person.

Unenforceability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Survival of Agreements.  All representations and warranties of Pledgor herein, and all covenants and agreements herein shall survive the execution and delivery of this Agreement, the execution and delivery of the ATA.

Other Liable Party.  Neither this Agreement nor the exercise by the Secured Party or the failure of the Secured Party to exercise any right, power or remedy conferred herein or by law shall be construed as relieving any Other Liable Party from liability on the Secured Obligations or any deficiency thereon.  This Agreement shall continue irrespective of the fact that the liability of any Other Liable Party may have ceased or irrespective of the validity or enforceability of any other Obligation Document to which Pledgor or any Other Liable Party may be a party, and notwithstanding the reorganization, death, incapacity or bankruptcy of any Other Liable Party, and notwithstanding the reorganization or bankruptcy or other event or proceeding affecting any Other Liable Party.

Binding Effect and Assignment.  This Agreement creates a continuing security interest in the Collateral and (a) shall be binding on Pledgor and its successors and permitted assigns and (b) shall inure, together with all rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its respective successors, transferees and assigns.  Without limiting the generality of the foregoing, the Secured Party may pledge, assign or otherwise transfer any or all of its rights under any or all of the Obligation Documents to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Secured Party, herein or otherwise.  None of the rights or duties of Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Secured Party.

Termination.  Upon the satisfaction in full of the Secured Obligations, then upon written request for the termination hereof delivered by Pledgor to the Secured Party this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to Pledgor.  the Secured Party will, upon Pledgor's request and at Pledgor's expense, (a) return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof; and (b) execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York except to the extent that the perfection and the effect of perfection or non-perfection of the security interest created hereunder, in respect of any particular Collateral, are governed by the laws of a jurisdiction other than such State.

Final Agreement.  This written Agreement and the other Obligation Documents represent the final agreement between the parties hereto and may not be contradicted by evidence of prior, contemporaneous, or

Collateral Pledge Agreement  (1.20.12)

subsequent oral agreements of the parties hereto.  There are no unwritten oral agreements between the parties hereto.

Counterparts.  This Agreement may be separately executed in any number of counterparts, all of which when so executed shall be deemed to constitute one and the same Agreement.

 [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and delivered this Agreement by its officer thereunto duly authorized, as of the date first above written.

DEL MAR FINANCIAL S.À R.L.

By:  /s/ Paul Jacobson

Name: Paul Jacobson

  Title:  Manager

Collateral Pledge Agreement  (1.20.12)

Exhibit I

PCH Pledge Agreement

attached

Page

June 5, 2013

SUNDANCE STRATEGIES, INC.

as Pledgor

and

PCH Financial S.à r.l.

as Pledgee

and

TW Life I S.à r.l.,

TW Life II S.à r.l.,

TW Life III S.à r.l., and

TW Life IV S.à r.l.

Hyperion Life Assets Limited

as the Companies

PLEDGE AGREEMENT

Page

THIS PLEDGE AGREEMENT (the “Agreement”) is made on this 5th day of June, 2013:

BETWEEN

(1)

SUNDANCE STRATEGIES, INC., a corporation incorporated under the laws of the State of Utah, USA, having its registered office at 4626 North 300 West, Suite 365, Provo, Utah 84604, USA (the “Pledgor”);

(2)

PCH Financial S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 168291, having its registered office at 6, rue Guillaume Schneider, L-2522 Luxembourg (the “Pledgee”); and

(3)

TW Life I S.à r.l., TW Life II S.à r.l., TW Life III S.à r.l., and TW Life IV S.à r.l., each a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg, whose registration with the Luxembourg Trade and Companies Register, having its registered office at 6, rue Guillaume Schneider, L-2522 Luxembourg and Hyperion Life Assets Limited, a private company limited by shares incorporated under the laws of Ireland, having its registered office Styne House, Upper Hatch Street, Dublin 2, Ireland (each individually, the “Company,” and together, the “Companies”).

WHEREAS

A.

Pursuant to the  Loan Repayment & Asset Transfer Agreement of even date herewith involving the Parties (the “Transfer Agreement”), the Pledgee acting as creditor has agreed to cooperate with the Pledgor acting as debtor on the terms and subject to the conditions set forth in the Loan Repayment & Asset Transfer Agreement of the same date herewith.

B.

The Pledgor owns one hundred percent (100%) of the NIBs (as defined below) issued by each of TW Life I S.à r.l.,TW Life II S.à r.l., TW Life III S.à r.l., and TW Life IV S.à r.l.

C.

The Pledgor owns the Class A/B Notes (as defined below) issued by Hyperion Life Assets Limited.

D.

The Pledgor has agreed to pledge the Pledged Assets (as defined below) in accordance with the terms of this Agreement to secure its payment obligations under the Loan Repayment & Asset Transfer Agreement.

NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:

1.

DEFINITIONS

1.1

Unless the context otherwise requires or unless otherwise defined in this Agreement, words and expressions defined in the Loan Repayment & Asset Transfer Agreement shall have the same meaning when used in this Agreement. In addition, the following definitions shall apply:

Event of Default means any failure to timely pay the Expenses or Conversion Purchase Price as defined in the Loan Repayment & Asset Transfer Agreement.

Insolvency Regulation means the Council Regulation (EC) N° 1346/2000 of 29 May 2000 on insolvency proceedings (OJEC L 160, 30/06/2000, p. 1 ff.).

NIBs means participating debt certificates issued by the Companies representing the net insurance benefits (the “NIBs”) from a portfolio of life settlement policies indirectly owned by the Companies (the “Portfolio”) as set forth in Schedule A, which currently consists of

14,204,500 NIBs having a par value of US $1.00 each, owned by the Pledgor and any other NIBs issued by the Companies which the Pledgor may subscribe to, acquire or be granted at any time in the future.

Class A/B Notes means those scheduled Class A and Class B notes with scheduled maturity date of April 30, 2027 originally issued to Del Mar Financial S.à r.l. by Hyperion Life Assets Limited in the amount of $10,000,000 for the Class A Notes and $954,000 for the Class B Notes more fully described in that certain Assignment Agreement of even date herewith between Del Mar Financial S.a.r.l. and Pledgor.

Pledge means the pledge (gage) created pursuant to Clause 2.

Pledged Assets means all rights, titles, interests and benefit in, to and under the NIBs which the Pledgor currently holds in the Companies as set forth in Schedule B, any other NIBs in the Companies which the Pledgor may subscribe to, acquire or be granted at any time in the future, and the Class A/B Notes also set forth in Schedule B.

Loan Repayment & Asset Transfer Agreement means the New York law governed agreement dated June 4, 2013 involving the Pledgor and Pledgee pursuant to which, amongst other things the debtor acquired assets currently secured by creditor and for which creditor is owed an additional $1,000,000 plus Expenses as defined therein.

Register means the register of NIBs held by each of the Companies.

Secured Obligations means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Pledgor to the Pledgee under or in connection with the  Loan Repayment & Asset Transfer Agreement and this Agreement together with all costs, charges and expenses incurred by the Pledgor in connection with the protection, preservation or enforcement of its respective rights under the  Loan Repayment & Asset Transfer Agreement or any other document evidencing or securing any such liabilities as well as all costs, expenses, fees (including reasonable lawyers’ fees) and duties relating to the creation, perfection and enforcement of this Agreement and the Pledge.

1.2

In this Agreement any reference to any agreement (howsoever named) is to such agreement as it may be amended, supplemented or extended from time to time, whether before or after the date hereof.

1.3

Clause headings are for ease of reference only.

1.4

Words importing the singular shall include the plural and vice versa.

1.5

For purposes of this Agreement and any future communications between the Parties, the term “PDC’s” and “NIBs” shall be considered interchangeable and all Parties hereby acknowledge and agree to their interchangeability.

2.

PLEDGE

2.1

The Pledgor hereby grants a first ranking pledge (gage de premier rang) over the Pledged Assets to the Pledgee, as security for the full and punctual payment, performance and discharge of all the Secured Obligations and hereby in advance grants such right of pledge insofar as the same cannot be fully granted on the date hereof, which pledge is hereby accepted by the Pledgee.

2.2

Each of the Companies hereby acknowledges and accepts the Pledge.

2.3

The Pledgor shall simultaneously herewith (or in the case of any NIBs issued after the date hereof, immediately upon the issuance thereof to the Pledgor) (i) procure the recording in the Register of the Pledge and (ii) present to the Pledgee a written confirmation in the form of a certified copy of the Register from each of TW Life I S.à r.l.,TW Life II S.à r.l., TW Life III S.à r.l., and TW Life IV S.à r.l. that this recording has been duly made.

The Pledgor and the Pledgee hereby instruct and appoint any manager respectively of each of the Companies or any employee of Capita Fiduciary S.A. to register the Pledge in the Register of each Company.

The text to be used for the registration shall be the following:

“Pursuant to a pledge agreement (“Pledge Agreement”) dated [date], SUNDANCE STRATEGIES, INC has pledged, all its rights, titles, interests and benefits, present and future, in, to and under its NIBs (as defined in the Pledge Agreement) in the company to the Pledgee (as defined in the Pledge Agreement), and all its rights, titles, interests and benefits, present and future, in and to all rights, moneys, powers and property whatsoever which may from time to time and at any time be distributed or derived from, or accrue on or arise in respect of or relate to said NIBs to the Pledgee.

[date]

[name & signature]”

2.4

The Pledgor shall simultaneously herewith (i) procure the recording in the Register of the Pledge and (ii) present to the Pledgee a written confirmation in the form of a certified copy of the Register from Hyperion Life Assets Limited that this recording has been duly made.

The Pledgor and the Pledgee hereby instruct and appoint any manager respectively of Hyperion Life Assets Limited to register the Pledge.

2.5

Additional Filings.  Pledgor and the Companies each hereby authorize Pledgee to file, without the signature of Pledgor or the Companies where permitted by law, one or more financing or continuation statements, and amendments thereto, covering or otherwise relating to the Pledged Assets. Pledgor further agrees that a carbon, photographic or other reproduction of this Agreement or of any financing statement describing any of the Pledged Assets is sufficient as a financing statement and may be filed in any jurisdiction by Pledgee.

3.

REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1

The Pledgor hereby represents, warrants and undertakes to the Pledgee that:

(i)

To the Pledgor’s knowledge, each of TW Life I S.à r.l.,TW Life II S.à r.l., TW Life III S.à r.l., and TW Life IV S.à r.l. are private limited liability companies (société à responsabilité limitée) duly incorporated and validly existing under the laws of Luxembourg;

(ii)

To the Pledgor’s knowledge, Hyperion Life Assets Limited is a private company limited by shares incorporated and validly existing under the laws of Ireland

(iii)

To the Pledgor’s knowledge, the “centre of main interests” (as that term is used in the Insolvency Regulation) of each of TW Life I S.à r.l.,TW Life II S.à r.l., TW Life III S.à r.l., and TW Life IV S.à r.l.is in Luxembourg, and the companies have no “establishment” (as that term is used in the Insolvency Regulation) outside Luxembourg;

(iv)

To the Pledgor’s knowledge, the Companies have the power, authority and legal right to own and operate its property, to hold and own all of its assets and to conduct the business in which it is currently engaged;

(v)

the Pledgor has full capacity, power, legal right and lawful authority to fulfill all its obligations assumed under this Agreement and create a valid and effective first ranking pledge (gage de premier rang) over the Pledged Assets pursuant to this Agreement;

(vi)

All authorizations or actions necessary or advisable in connection with the entering into this Agreement and the granting of the Pledge by the Pledgor have been obtained or taken and have not been withdrawn, revoked or rescinded prior to the date of this Agreement;

(vii)

in respect of this Agreement and the transactions contemplated by, referred to in or provided for by this Agreement, (i) they entered into this Agreement in good faith and for the purpose of carrying out their business, and (ii) they entered into this Agreement without any intention to defraud or deprive of any legal benefit any other parties (such as third parties and in particular creditors) or to circumvent any applicable mandatory laws or regulations of any jurisdiction;

(viii)

To the Pledgor’s knowledge, no action, petition, resolution or similar order for bankruptcy (faillite), voluntary or judicial winding-up (liquidation volontaire ou judiciaire), controlled management (gestion contrôlée), suspension of payment (sursis de paiement), voluntary arrangement with creditors (concordat préventif de faillite) or similar proceedings  (including similar German proceedings) affecting the rights of creditors generally has been taken, lodged, passed or presented with regard to the Companies;

(ix)

To the Pledgor’s knowledge, the Companies do not meet or threaten to meet the criteria for the opening of any proceedings referred to under paragraph (vii) above nor is it subject to such proceedings;

(x)

To the Pledgor’s knowledge, the Pledgor is the sole beneficial and legal owner of the NIBs and the Class A/B Notes;

(xi)

To the Pledgor’s knowledge, the NIBs are validly issued and fully paid up and represent one hundred percent (100%) of the NIBs issued by the Companies;

(xii)

To the Pledgor’s knowledge, the Pledgor owns the Pledged Assets free and clear of any lien, security interest, claim, option, pledge, charge, assignment, transfer and other encumbrances of any kind other than the Pledge and preferential rights arising by operation of law;

(xiii)

To the Pledgor’s knowledge, there is no floating charge (gage sur fonds de commerce) or similar security in existence on the respective businesses of the Companies nor any mandate with a view to the creation thereof;

(xiv)

the Pledge creates a valid first rank pledge (gage de premier rang) over the Pledged Assets and constitutes legally binding obligations for the Pledgor, enforceable in accordance with its terms, and validly creates the security interest it purports to create; and

(xv)

this Agreement does not violate any contractual or other obligation binding upon the Pledgor or any law to which Pledgor is subject.

3.2

The Pledgor undertakes to the Pledgee that the representations and warranties contained in Clause 3.1 shall at all times remain true and correct until all the Secured Obligations have been fully and irrevocably discharged.

4.

COVENANTS

The Pledgor covenants to the Pledgee that:

(a)

except in accordance with the provisions of this Agreement, it shall not, without prior written consent of the Pledgee (such consent not to be unreasonably withheld), dispose of or encumber the Pledged Assets in a transaction, including, but not limited to, a sale of the Pledged Assets, financing of the Pledged Assets, or sale of a debt obligation or security collateralized or secured by the Pledged Assets;

(b)

it shall procure that no executory attachment (saisie exécutoire) is made on the Pledged Assets, and that any conservatory attachment (saisie arrêt) thereon is lifted within thirty business days of its first being made;

(c)

it shall not do or cause or permit to be done anything which will, or could be reasonably expected to, materially adversely affect this Agreement or the rights of the Pledgee or which in any way is inconsistent with or materially depreciates, jeopardizes or otherwise prejudices the NIBs or any of the Pledged Assets;

(d)

it shall cooperate with the Pledgee and sign or cause to be signed all such further documents and take all such further action as the Pledgee may from time to time reasonably request to perfect and protect the Pledge and to carry out the provisions and purposes of this Agreement;

(e)

it shall not accept any issue of new NIBs of any of the Companies unless previously accepted in writing by the Pledgee or, in case of creation of new NIBs, if the subscriber of the new NIBs, prior to the creation and subscription of such new NIBs, accepts to and actually pledges such new NIBs in favor of the Pledgee; and

(f)

in case of issuance of new NIBs to the Pledgor, the new NIBs shall be pledged in accordance with this Agreement, and the Pledgor shall forthwith procure the recording in the Register of each Company and present to the Pledgee a written confirmation in the form of a certified copy of the Register from each Company that this recording has been duly made.

5.

SCOPE OF THE PLEDGE

5.1

The Pledge shall be a continuing security interest, shall remain in force until released in accordance with Clause 11, and shall in particular not be discharged by reason of the circumstance that there is temporarily no Secured Obligations currently owing to the Pledgee.

5.2

The Pledge shall not be discharged by the entry of any Secured Obligations into any current account, in which case the Pledge shall secure any provisional or final balance of such current account up to the amount in which such Secured Obligations were entered therein.

5.3

The Pledgee may at any time without discharging or in any way affecting the Pledge (a) grant the Pledgor any time or indulgence, (b) concur in any moratorium of the Secured Obligations, (c) abstain from taking or perfecting any other security interest and discharge any other security interest, (d) abstain from exercising any right or recourse or from proving or claiming any debt and waive any right or recourse, (e) apply any payment received from the Pledgor or for their account towards obligations of the Pledgor other than the Secured Obligations secured hereby, or (f) take any other action with respect to the Secured Obligations.

6.

RIGHTS ATTACHING TO THE NIBS

6.1

Stamping, regrouping, splitting or renewal

The Pledge shall not in any way be affected by any stamping, regrouping, splitting or renewal of the NIBs or other Pledged Assets, or by any similar operation, and the financial instruments resulting from any such operation shall be part of the NIBs or other Pledged Assets.

6.2

Subscription rights

Unless an Event of Default has occurred or unless agreed otherwise by the Pledgee, the Pledgor shall exercise all subscription rights to which a holder of the NIBs or other Pledged Assets may be entitled. Prior to the exercise of the subscription of rights, the Pledgor shall seek prior written consent of the Pledgee and confirm that the NIBs or other Pledged Assets resulting from the exercise of any such right shall be pledged to the Pledgee as security for the Secured Obligations and shall be part of the Pledged Assets.

7.

POSSIBLE SEIZURE OR ATTACHMENT

In the event of a seizure or attachment by a third party of any of the Pledged Assets, the Pledgor shall, at its own expense, (i) immediately notify the Pledgee and send it or its attorneys a copy of the relevant attachment or seizure documentation (ii) notify the third party or the attorneys acting on behalf of such third party in writing of the Pledgee’s interest in the Pledged Assets, (iii) take such measures to challenge the attachment or seizure and obtain the release of this attachment or seizure within thirty (30) days and (iv) inform regularly the Pledgee of the status of such seizure or attachment.

8.

IMMEDIATE RECOURSE

To the fullest extent allowed by applicable law, the Pledgor waives any right it may have of first requiring the Pledgee to proceed against or claim payment from any person or entity or enforce any guarantees, lien, security interest, claim, option, pledge, charge, assignment, transfer and other encumbrances of any kind granted by any other person or entity before enforcing the Pledge and/or any rights hereunder or pursuant hereto.

9.

ADDITIONAL SECURITY

The Pledge shall be in addition to and shall not in any way be prejudiced by or dependent on any guarantees, lien, security interest, claim, option, pledge, charge, assignment, transfer and other encumbrances of any kind now or hereafter held by the Pledgee as security for the Secured Obligations or any lien to which it may be entitled. The rights of the Pledgee hereunder are in addition to and not exclusive of those provided by law.

10.

ENFORCEMENT OF PLEDGE

Upon the occurrence of an Event of Default, the Pledgee shall be entitled to realize the Pledged Assets in any manner permitted by Luxembourg law and in particular, but without limitation:

(a)

appropriate the then issued NIBs or other Pledged Assets at their fair market value, as determined by an independent auditor (réviseur d’entreprises)

designated by the Pledgee in accordance with generally accepted accounting principles in Luxembourg; and/or

(b)

sell the NIBs or other Pledged Assets or have the NIBs or other Pledged Assets sold in a private transaction at arms’ length conditions (conditions commerciales normales) to pay all or any part of the then outstanding Secured Obligations; and/or

(c)

sell the NIBs or other Pledged Assets by public auction to apply the proceeds to pay all or any part of the then outstanding Secured Obligations; and/or

(d)

request the courts that title to the NIBs or other Pledged Assets be assigned and/or transferred to the Pledgee or such other person as the Pledgee may designate for payment of all or any part of the then outstanding Secured Obligations; and/or

(e)

act generally in relation to the NIBs and the other Pledged Assets in such manner as the Pledgee acting reasonably shall determine and as shall be permitted by law.

The determination by the Pledgee that an Event of Default has actually occurred shall be conclusive unless and until the Parties hereto shall have agreed or a court order shall have decided otherwise. The Companies each may conclusively rely on any assertion of the Pledgee that an Event of Default has occurred and shall follow the instructions given to it in such context by the Pledgee without incurring any liability.

Notwithstanding anything contained herein to the contrary, upon the occurrence of an Event of Default, the remedy of the Pledgee hereunder is limited to the Pledgee’s enforcement of the Pledge and subsequent disposition or retention or otherwise of the Pledged Assets, and the Pledgor shall have no further liability to the Pledgee under the  Loan Repayment & Asset Transfer Agreement.

11.

DISCHARGE OF THE PLEDGE

11.1

The Pledgee shall grant an express release of the Pledge, as soon as is reasonably practicable upon demand of the Pledgor, as soon as all Secured Obligations have been unconditionally and irrevocably performed and discharged in full and there is no possibility of any further Secured Obligations coming into existence.

11.2

The Pledgee shall inform the Companies of such a release, and shall provide the Pledgor with a power of attorney in favor of the Pledgee designated by such Pledgor for the purpose of recording the release of the Pledge in the Register.

11.3

Forthwith upon such release being granted, the Pledgee shall return to the Pledgor any Pledged Assets in their possession and such Pledgor shall take delivery thereof.

12.

DUTIES OF THE PLEDGEE

The Pledgee shall not be liable for any acts or omissions, except in case of gross negligence (faute grave) or willful misconduct (faute intentionnelle). The Pledgee shall not be under any obligation to take any steps necessary to preserve any rights in the NIBs and the other Pledged Assets against any other parties but may do so at its option, and all expenses incurred in connection therewith shall be for the account of the Pledgor and shall be part of the Secured Obligations.

13.

COSTS AND EXPENSES

Each Party shall bear its own costs, fees and expenses incurred in the negotiation, execution and performance of this Agreement and the Pledge and any matter contemplated by them.

14.

EVIDENCE OF SECURED OBLIGATIONS

A certificate issued by the Pledgee as to the amount and the terms and conditions of the Secured Obligations shall be conclusive evidence as against the Pledgor, save to the extent of contrary evidence if any.

15.

NOTICES

Any notice or communication under or in connection with this Agreement shall be made in accordance with  Loan Repayment & Asset Transfer Agreement.

16.

SEVERABILITY

The invalidity, illegality or unenforceability of any provisions hereof shall not affect the validity, legality or enforceability of this Agreement or of any other provision hereof.

17.

WAIVER

17.1

No failure on the part of the Pledgee to exercise, or delay on its part in exercising, any right or remedy shall operate as a waiver, nor shall any single or partial exercise by the Pledgee of any right or remedy prevent any further or other exercise of such right or the exercise by the Pledgee of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

17.2

The Pledgor waives the benefit of articles 1251, 1285, 2021, 2022, 2026, 2029, 2036 and 2037 of the Luxembourg Civil Code, to the extent applicable.

18.

TRANSFERABILITY

18.1

This Agreement shall be binding upon and shall inure to the benefit of the Pledgor and the Pledgee and their respective successors, assigns and transferees, and references in this Agreement to any of them shall be construed accordingly.

18.2

The Pledgor shall not be entitled to assign and transfer any of its rights and obligations under this Agreement without the prior written consent of the Pledgee, such consent not to be unreasonably withheld.

19.

NOVATION

In case of novation of the Secured Obligations, the Pledge is reserved and shall remain in existence to the benefit of any new creditor of the Secured Obligations, as novated.

20.

COUNTERPARTS

20.1

This Agreement may be executed by the Parties hereto in separate counterparts and any single counterpart or set of counterparts executed and delivered by all the Parties hereto shall constitute one and the same instrument.

20.2

This Agreement may be executed by the exchange of facsimile signatures. The transmission of a facsimile signature or execution page purported to be signed or otherwise executed by a Party shall, unless that Party has expressed in writing to the other Party that such signature or execution is not to be effective, be deemed to be due execution and delivery by that Party of this Agreement.

21.

GOVERNING LAW AND JURISDICTION

21.1

This Agreement shall be governed by, and construed in accordance with, the laws of Luxembourg. For the avoidance of doubt, the Pledgor confirms and expressly agrees that this Agreement is concluded for a purpose which falls within his trade and profession; the Parties acknowledge and agree that this Agreement does not constitute a consumer contract and falls outside the scope of article 6 of the regulation (EC) N° 593/2008 of the European Parliament and of the Council of 17 June 2008 on the law applicable to contractual obligations.

21.2

Any disputes arising out of or in connection with this Agreement shall be subject to the jurisdiction of the courts of Luxembourg, Grand Duchy of Luxembourg, without prejudice to the rights of the Pledgee to take legal action before any other court of competent jurisdiction.

[Signature pages follow]

This Agreement has been entered into on the day and year first before written.

THE PLEDGOR:  SUNDANCE STRATEGIES, INC.

/s/ Randall F. Pearson

By: Randall F. Pearson

Title: its President

THE PLEDGEE:  PCH Financial S.à r.l.

/s/Martin Kramer

/s/ Benoit Bauduin

By: Martin Kramer

By: Benoit Bauduin

Title: Manager

Title: Manager

THE COMPANIES:

TW Life I S.à r.l.

/s/ Benoit Bauduin

By: Benoit Bauduin

Title: Manager

/s/Philippe Salpetier

By: Philippe Salpetier

Title: Manager

TW Life II S.à r.l.

/s/ Benoit Bauduin

By: Benoit Bauduin

Title: Manager

/s/ Philippe Salpetier

By: Philippe Salpetier

Title: Manager

TW Life III S.à r.l.

/s/Benoit Bauduin

By: Benoit Bauduin

Title: Manager

/s/Philippe Salpetier

By: Philippe Salpetier

Title: Manager

TW Life IV S.à r.l.

/s/Benoit Bauduin

By: Benoit Bauduin

Title: Manager

/s/Philippe Salpetier

By: Philippe Salpetier

Title: Manager

Hyperion Life Assets Limited

/s/

By:

Title:

Schedule A

Schedule of NIBs

Issue Date	Company	No. of NIBs	Par Value
May 8, 2012	TW Life I S.à r.l.	3,642,250	$3,642,250
May 8, 2012	TW Life II S.à r.l.	4,598,250	$4,598,250
May 14, 2012	TW Life III S.à r.l.	2,888,000	$2,888,000
November 23, 2012[1]	TW Life III S.à r.l.	623,000	$623,000
May 22, 2012	TW Life IV S.à r.l.	2,453,000	$2,453,000
Total		14,204,500	US $14,204,500

Schedule of Notes

Issue Date	Debtor/Issuing Company	Original Principal Amount
April 30, 2027 – Class A Notes	Hyperion Life Assets Limited	$10,000,000
April 30, 2027 – Class B Notes	Hyperion Life Assets Limited	$954,000

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Schedule B

Pledged Assets

The Pledged Assets shall include the right, title, and interest in all net insurance benefits associated with certain participating debt certificates (“NIBs”) issued by each Company as set forth below:

Issue Date	Company	No. of NIBs	Par Value
May 8, 2012	TW Life I S.à r.l.	3,642,250	$3,642,250
May 8, 2012	TW Life II S.à r.l.	4,598,250	$4,598,250
May 14, 2012	TW Life III S.à r.l.	2,888,000	$2,888,000
November 23, 2012[1]	TW Life III S.à r.l.	623,000	$623,000
May 22, 2012	TW Life IV S.à r.l.	2,453,000	$2,453,000
Total		14,204,500	US $14,204,500

The Pledged Assets shall include the right, title, and interest in all Class A and B Notes issued by Hyperion Life Assets Limited as set forth below:

Issue Date	Debtor/Issuing Company	Original Principal Amount
April 30, 2027 – Class A Notes	Hyperion Life Assets Limited	$10,000,000
April 30, 2027 – Class B Notes	Hyperion Life Assets Limited	$954,000

For the sake of clarity, the right, title, and interest associated with the Pledged Assetsshall include not only any proceeds derived from the assets themselves (via death benefits or mortality insurance protection claim), but also to any and all net proceeds generated by a sale of the Pledged Assets, financing of the Pledged Assets, or sale of a debt obligation or security collateralized or secured by the Pledged Assets.

1 This NIB is being acquired in connection with the PCH Agreement.

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Exhibit J

Assignment Agreement – Salt Creek Bonds

attached

- 59 -Assignment Agreement

ASSIGNMENT AGREEMENT

June __, 2013

Ladies and Gentlemen:

Section 1.

Introductory.  DEL MAR FINANCIAL S.à R.L. (the “Assignor”) will sell to Sundance Strategies, Inc. (the “Assignee”) the note or notes identified on Exhibit A attached hereto (the “Notes”) in the Note Balance set forth in Exhibit A attached hereto, which Notes were initially issued under a pledge agreement, dated as of May 1, 2012 (the “Pledge Agreement”), by and among Hyperion Life Assets Limited (the “Issuer”) and Del Mar Financial S.à r.l. in its capacity as Class A Noteholder and Class B Noteholder.  Capitalized terms used in this Assignment Agreement (this “Agreement”) but not otherwise defined shall have the meanings set forth in the Pledge Agreement.

Section 2.

Purchase, Sale and Delivery of Notes; Assignee Bound by the Pledge Agreement.

(a)

On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions set forth herein, the Assignor agrees to sell to the Assignee, and the Assignee agrees to purchase from the Assignor, the Notes at the respective purchase prices and the Note Balances set forth in Exhibit A attached hereto.

(b)

The Assignor will (i) surrender the Notes for registration of transfer to the Note Registrar pursuant to Section 2.4 of the Pledge Agreement, and (ii) cause the Issuer to execute and deliver the Notes, in the name of the Assignee (or its designee), against payment of the aggregate purchase price for all the Notes, in definitive form without interest coupons (the “Definitive Notes”).  Payment for the Notes shall be made by the Assignee in Federal (same day) funds by wire transfer using the instructions set forth in Exhibit B attached hereto against delivery to the Assignee of the Definitive Notes.

(c)

By its acquisition of the Notes, the Assignee shall be deemed to have agreed to the terms and conditions of the Pledge Agreement as if it were a signatory thereto.

Section 3.

Representations and Warranties of the Assignor. The Assignor represents and warrants to the Assignee that:

(a)

The Assignor is a société à responsabilité limitée duly formed, validly existing and in good standing under the laws of the Grand-Duchy of Luxembourg, with power and authority (corporate and other) to own its properties and conduct its business; and the Assignor is duly qualified to do business as a foreign entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, and in which the failure to be so qualified is reasonably likely to have a Material Adverse Effect (as defined below) in relation to the Assignor.  As used herein, “Material Adverse Effect” shall mean, with respect to any Person, a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of such Person.

(b)

This Agreement has been duly authorized by the Assignor and constitutes a valid and legally binding agreement of the Assignor, enforceable against the Assignor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c)

Assuming (i) that the Assignee’s representations and warranties contained in Section 4 are true and (ii) compliance by the Assignee with the covenants set forth therein, no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement and in connection with the sale of the Notes

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by the Assignor, other than as have been made or obtained on or prior to the date hereof (or, if not required to be made or obtained on or prior to the date hereof, that will be made or obtained when required).

(d)

The execution, delivery and performance of this Agreement, the sale of the Notes as contemplated by this Agreement and compliance with the terms and provisions hereof by the Assignor will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Assignor or any of its properties, (ii) any agreement or instrument to which the Assignor is a party or by which the Assignor is bound or to which any of the properties of Assignor is subject, or (iii) the organizational documents of the Assignor and the Assignor has full power and authority to authorize, sell the Notes as contemplated by this Agreement.

(e)

The Assignor has good and marketable title to the Notes free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it.

(f)

There is no action, suit or proceeding before or by any governmental authority having jurisdiction over the Assignor or its properties, now pending, or to its knowledge, threatened, against or affecting it: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of the transaction contemplated by this Agreement, or (iii) seeking any determination or ruling that might materially and adversely affect the performance of its obligations under, or the validity or enforceability of, this Agreement or otherwise adversely affect its ability to consummate the transaction contemplated hereby.

Section 4.

Representations of the Assignee.  The Assignee represents and warrants to the Assignor that:

(a)

The Assignee is a limited liability company  duly formed, validly existing and in good standing under the laws of Delaware, with power and authority (corporate and other) to own its properties and conduct its business; and the Assignee is duly qualified to do business as a foreign entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, and in which the failure to be so qualified is reasonably likely to have a Material Adverse Effect  in relation to the Assignee.

(b)

This Agreement has been duly authorized by the Assignee and constitutes a valid and legally binding agreement of the Assignee, enforceable against the Assignee in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c)

Assuming (i) that the Assignor’s representations and warranties contained in Section 3 are true and (ii) compliance by the Assignor with the covenants set forth therein, no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, other than as have been made or obtained on or prior to the date hereof (or, if not required to be made or obtained on or prior to the date hereof, that will be made or obtained when required).

(d)

The execution, delivery and performance of this Agreement, the purchase of the Notes as contemplated by this Agreement and compliance with the terms and provisions hereof by the Assignee will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Assignee or any of its properties, (ii) any agreement or instrument to which the Assignee is a party or by which the Assignee is bound or to which any of the properties of Assignee is subject, or (iii) the organizational documents of the Assignee and the Assignee has full power and authority to authorize, purchase the Notes as contemplated by this Agreement.

- 61 -Assignment Agreement

(e)

The representations and warranties made by the Assignee pursuant to the Investor Representation Letter are true and correct in all material respects.

(f)

There is no action, suit or proceeding before or by any governmental authority having jurisdiction over the Assignee or its properties, now pending, or to its knowledge, threatened, against or affecting it: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of the transaction contemplated by this Agreement, or (iii) seeking any determination or ruling that might materially and adversely affect the performance of its obligations under, or the validity or enforceability of, this Agreement or otherwise adversely affect its ability to consummate the transaction contemplated hereby.

(g)

The Assignee has such knowledge, education and experience as is necessary to allow the Assignee to identify, understand and independently evaluate the investment risks associated with acquiring the Notes.  The Assignee has independently determined whether to purchase the Notes, and has not relied on any information provided by the Assignor in making such determination.  The Assignee understands and is willing and able to bear the risk of acquiring the Notes, which risks include, but are not limited to, those identified in the “Disclosure and Risk Factors” set forth on Exhibit C attached hereto.  The Assignee acknowledges and accepts the economic and tax consequences arising out of the purchase of the Notes.  The Assignee has determined, based on its own independent review and after obtaining such professional advice as it has deemed appropriate under the circumstances, that the acquisition of the Notes: (i) is fully consistent with its financial needs, objectives and condition, (ii) complies and is fully consistent with all policies, guidelines and restrictions applicable to it, (iii) is fit, proper and suitable for it, notwithstanding the substantial risks inherent in investing in or holding the Notes, and (iv) is within its regulatory scope and criteria.

(h)

The Assignee is an Institutional Accredited Investor that is also a Qualified Purchaser purchasing for its own account or for the account of a Qualified Purchaser.

Section 5.

Delivery of Investor Representation Letter.  On or prior to the date hereof, the Assignee shall have delivered a fully executed copy of the Investor Representation Letter to the Issuer pursuant to Section 2.05 of the Pledge Agreement.

Section 6.

Severability.  In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 7.

Notices.  All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when mailed by certified mail, postage prepaid, with proper address as indicated below (including electronic transmissions capable of producing a written record, or by e-mail accompanied by a delivery request).  The Assignor and the Assignee may, by written notice given by each to the other, designate any other address or addresses to which notices, certificates or other communications to them shall be sent when required as contemplated by this Agreement.  Until otherwise provided by the respective parties, all notices, certificates and communications to each of them shall be addressed as set forth on the signature pages to this Agreement.

Section 8.

Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, and no other Person will have any right or obligation hereunder.

Section 9.

Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION

- 62 -Assignment Agreement

5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.

Submission to Jurisdiction.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO.  EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

Section 11.

Waiver of Trial by Jury.  THE PARTIES HERETO EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST THE OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE.  THE PARTIES HERETO EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

Section 12.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 13.

No Petition. Each of the Assignor and the Assignee covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, examinership, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this

- 63 -Assignment Agreement

Agreement or any of the other Transaction Documents.  Notwithstanding any provision of this Agreement, the Notes or the other Transaction Documents to the contrary, each of the Assignor and the Assignee acknowledges that the obligations of the Issuer arising under the Notes and the other Transaction Documents are limited recourse obligations of the Issuer, payable solely from the Collateral and, following realization of the Collateral and the application of the proceeds thereof, any claims of the Noteholders (and the obligations of the Issuer) shall be extinguished.  No recourse shall be had for the payment of any amount owing in respect of the Notes or the other Transaction Documents against any officer, member, director, employee, securityholder or incorporator of the Issuer or its successors or assigns.  No action may be brought against any officer, member, director, employee, securityholder or incorporator of the Issuer personally.  It is understood that the foregoing provisions of this clause shall not (a) prevent recourse to the Collateral for the sums due or to become due under any instrument or agreement in respect thereof or (b) constitute a waiver, release or discharge of any indebtedness or obligation secured by the Notes until such Collateral has been realized, whereupon any outstanding indebtedness or obligation shall be extinguished.  It is further understood that the foregoing provisions of this clause shall not limit the right of any Person to name the Issuer as a party defendant in any action or suit or in the exercise of any other remedy under the Pledge Agreement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against the Issuer or any of its officers, members, directors, employees, securityholders or incorporators.  The provisions of this Section shall survive the termination of this Agreement.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this Assignment Agreement shall represent a binding agreement between the Assignor and the Assignee.

Very truly yours,

DEL MAR FINANCIAL S.à R.L.

By: /s/ Paul Jacobson
Name: Paul Jacobson
Title: Manager

Notice Address:

1, allée Scheffer

L-2520 Luxembourg

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Assignee: Sundance Strategies, Inc.

By:	/s/ Randall F. Pearson
Name:	Randall F. Pearson
Title:	President

Notice Address:

4626 North 300 West

Suite No. 365

Provo, UT  84604

- 65 -Assignment Agreement

EXHIBIT A

ASSIGNED NOTES

Class	Note No.	Note Balance	Purchase Price	Class	Note No.	Note Balance	Purchase Price
		<pre-assigned>		B	1	$53,000.00
		<pre-assigned>		B	2	$53,000.00
		<pre-assigned>		B	3	$53,000.00
		<pre-assigned>		B	4	$53,000.00
		<pre-assigned>		B	5	$53,000.00
		<pledged>		B	6	$53,000.00
		<pledged>		B	7	$53,000.00
		<pledged>		B	8	$53,000.00
A	9	$1,000,000.00		B	9	$53,000.00
A	10	$1,000,000.00		B	10	$53,000.00
A	11	$1,000,000.00		B	11	$53,000.00
A	12	$1,000,000.00		B	12	$53,000.00
A	13	$1,000,000.00		B	13	$53,000.00
A	14	$1,000,000.00		B	14	$53,000.00
A	15	$1,000,000.00		B	15	$53,000.00
A	16	$1,000,000.00		B	16	$53,000.00
A	17	$1,000,000.00		B	17	$53,000.00
A	18	$1,000,000.00		B	18	$53,000.00
Class A Total:		$10,000,000.00		Class B Total:		$954,000.00

Exhibit A

EXHIBIT B

WIRE INSTRUCTIONS

(see enclosed wire instructions)

Exhibit B

EXHIBIT C

DISCLOSURES AND RISK FACTORS
FOR HYPERION LIFE ASSETS - CLASS A NOTES

INVESTMENT RISKS

Investment in certain privately issued Class A Notes (the “Notes”) of Hyperion Life Assets Limited, a private company limited incorporated under the laws of Ireland (the “Issuer”) carries with it a degree of risk including, but not limited to, the risks referred to below. The market or resale value of the Notes and their underlying assets may go down as well as up and investors may not get back the amount invested. The investment risks set out below do not purport to be exhaustive and potential investors should review the Notes, the Pledge Agreement, and any associated documents including but not limited to any offering memorandums, supplements, private placement memorandums, bond indentures, and other related documents in their entirety and consult with their professional advisers before making any investments or entering into any transaction involving the use of the Notes.

An investment in the Notes involves certain risks. Prospective Noteholders or prospective participants or beneficiaries of credit enhancement transactions involving the Notes should carefully consider the following risk factors below which relate to an investment in the Notes of the Issuer.

Capitalized terms used but not otherwise defined herein have the meanings given to them in the pledge agreement pursuant to which the Notes were issued (the “Pledge Agreement”).

GENERAL RISKS

Limited Assets

The Notes represent a non-recourse obligation of the Issuer and are payable solely from the assets of the Issuer. The Notes are not the obligation of any sponsor, servicer, or any of their affiliates and will not be insured or guaranteed by any person or entity. The Issuer does not have, nor is it expected in the future to have, any significant assets other than the underlying assets to the Notes. Consequently, Noteholders must rely upon these assets for the payment of principal of, and interest on, the Notes.

Restrictions on Transfer

The Notes have not been registered under the Securities Act or the securities laws of any jurisdiction. The Notes may not be transferred or sold except in a transaction that is exempt from the registration requirements of, or in accordance with, the Securities Act, any applicable state securities laws, and the securities laws of any other applicable jurisdiction. In addition, the Notes may not be sold or transferred to any benefit plan investor or any plan that is subject to any similar law except pursuant to certain exemptions under applicable law. The Notes will bear a legend referring to such transfer restrictions.  There is no obligation on the part of the Issuer to register the Notes under the Securities Act or such other laws referred to herein.

No Active Secondary Market for the Notes

The Notes will not be listed on the Irish Stock Exchange or any other recognized securities exchange.  Investors should be aware that there is no established trading market for the Notes. There can be no assurance that a secondary market for the Notes will develop or, if it does develop, that it will provide Noteholders with liquidity of investment or that it will continue for as long as the Notes remain outstanding.  If a secondary market does not develop or is not maintained, holders of the Notes may experience difficulty in reselling, or an inability to sell, the Notes. The initial purchaser has no obligation to make a market in the Notes and any market-making may be discontinued at any time at its sole discretion. Moreover, the market value of the Notes will substantially depend upon the market value of the underlying assets of the Issuer.  The value of the underlying assets of the Issuer, specifically participating debt certificates which collectively represent an indirect ownership interest in a pool of life settlement policies, in turn will depend, in part, upon the life expectancies of the individuals insured by the policies in such pool.  Neither the sponsor, servicer, nor any other party will make any representation or assessment

C-1Exhibit C

whatsoever as to the life expectancy of any insured. As a result, this may impede Noteholders’ efforts to sell the Notes at a price acceptable to them.

No Ratings

The Notes will not be rated.  Investors in the Notes should have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in and holding the Notes.  An investment in the Notes should be made only by investors who are able and prepared to bear the substantial risks of investing therein.

Suitability Risk

An investor should invest in the Notes only if it has the financial ability to do so for a substantial period of time.  The Notes have been designed to meet long-term financial goals. The Notes are not suitable as a short-term investment. The Notes are not designed to serve as a vehicle for frequent trading.

Reliance on the Issuer

Investors in the Notes must rely on the judgment of the Issuer and its delegates and in particular, on the judgment of its directors, officers and employees thereof. The future success of the Notes depends in large part on the performance of the Issuer and the loss of a key director or officer or any key personnel by the Issuer could have a material adverse effect on the Issuer and the Notes.

Bankruptcy or Insolvency of the Issuer

The Noteholders could experience delays in, or reductions of, the amount of payments on the Notes in the event of a bankruptcy of the Issuer.  The Issuer is a special purpose vehicle organized to effect the transactions contemplated by the Notes and the Pledge Agreement and it has taken certain steps to reduce the likelihood that it will become bankrupt or otherwise insolvent.  For example, the Issuer is prohibited by the Notes and the Pledge Agreement from engaging in activities other than owning the participating debt certificates and other related assets, borrowing money, or issuing securities secured or supported by the participating debt certificates and other related assets, and other activities incidental to and necessary or convenient to accomplish any of the foregoing.  No assurance can be given that the Issuer will not become the subject of a bankruptcy proceeding.  If bankruptcy proceedings against the Issuer were to commence, delays in, or reductions of, payments on the Notes could occur, actions against the bankrupt estate of the Issuer could be stayed and various other consequences could result from the application of the applicable bankruptcy code in such proceedings.  For example, a court could substitute its own determination of whether the Noteholders are adequately protected, and the court could authorize the use of the Issuer’s excess cash by other related bankrupt debtors.

The Issuer Will Possess Broad Discretion Over Participating Debt Certificates

Purchasers of the Notes will have no right or power to take part in the management of the Issuer, including, without limitation, management of the participating debt certificates and other assets underlying the Notes.

Economic Events

There is uncertainty about the prospects for growth in the U.S. economy as the country attempts to exit the serious recession.  A number of factors influence the potential uncertainty, including, but not limited to, high current unemployment, rising government debt levels, prospective Federal Reserve policy shifts, the withdrawal of government interventions into the financial markets, changing U.S. consumer spending patterns, and changing expectations for inflation and deflation. The difficult economic environment may affect the insurance companies’ timely payments of death benefits on the policies. These factors and general market conditions could adversely affect the performance and market value of the Notes. There can be no assurance that governmental or other actions will improve these conditions in the future.

Increased Regulatory Oversight

In response to the financial crisis and sweeping proposals announced by the Obama administration, the Dodd/Frank Act was signed into law by President Obama on July 21, 2010.  The Dodd/Frank Act includes significant changes to the regulation of financial institutions including the creation of new federal regulatory agencies, and additional authorities and responsibilities to existing regulatory agencies to

C-2Exhibit C

identify and address emerging systemic risks posed by the activities of financial services firms.  The Dodd/Frank Act also provides for enhanced regulation of derivatives and asset−backed securities offerings, restrictions on executive compensation and enhanced oversight of credit rating agencies.  The Dodd/Frank Act includes a new independent Consumer Financial Protection Agency that will regulate consumer financial services and products.  The Dodd/Frank Act also limits the ability of federal laws to preempt state and local consumer laws.

In addition, regulatory agencies, including the FDIC and the SEC, recently have proposed financial reform regulations. For further description of recent proposals by the SEC, we refer you to Proposed Changes to Rules with Respect to the Offering of Asset-Backed Securities below.

It is not clear whether or when any additional legislation will be enacted or proposed regulations will be adopted, what the final form of any such additional legislation or regulations will be, how they will be implemented, or if the Issuer will be affected. No assurance can be given that the new standards will not have an adverse impact on the Issuer or on the value of the Notes.

Proposed Changes to Rules with respect to the Offering of Asset-Backed Securities

On March 29, 2011, the Office of the Comptroller of the Currency; Treasury; the Board of Governors of the Federal Reserve System; the Federal Deposit Insurance Corporation; the SEC; the Federal Housing Finance Agency and Department of Housing and Urban Development issued a joint notice of proposed rulemaking proposing rules to implement the credit risk retention requirements of section 15G of the Securities Exchange Act of 1934, as amended by section 941 of the Dodd/Frank Act. The Dodd/Frank Act provides that the sponsor or an affiliate of the sponsor must retain at least 5% of the credit risk of any asset pool that is securitized and provides for a qualified residential mortgage exemption. The proposed rule outlines other requirements that were not specified in the Dodd/Frank Act itself. These specific rules include additional exemptions and risk retention options. Additionally, in April 2010, the SEC published proposed rules for comment that, if adopted, would substantially revise Regulation AB and other rules regarding the offering process, disclosure and reporting for publicly-issued asset-backed securities. Among other things, the proposed changes would require the sponsor or an affiliate of the sponsor to retain at least 5% of each tranche of a securitization, net of any related hedge positions, enhanced disclosure of loan level information at the time of securitization and on an ongoing basis and periodic assessments of an asset-backed security issuer’s continued ability to conduct shelf offerings. The proposed rules would also apply many of these changes to privately-issued asset-backed securities. Although the SEC has subsequently removed the risk-retention requirements from a re-proposed rule published in July 2011 that revised Regulation AB and other rules, as mentioned above, the Dodd/Frank Act provides for risk-retention requirements and therefore future SEC rules may apply risk-retention requirements on asset-backed securitizations. We cannot predict what effect the proposed rules will have, if adopted, on the marketability of asset-backed securities such as the Notes. In addition, if the proposed rules are adopted, the Notes, which will not be subject to the requirements included in the proposed rules, may be less marketable than those that are offered in compliance with the proposed rules.

In addition to the U.S. legislation described above, other jurisdictions, including many European jurisdictions, have proposed modernizing financial regulations that have called for, among other things, increased regulation of, and disclosure with respect to, and possibly registration of, hedge funds and private equity funds.  There is therefore a material risk that regulatory agencies in the U.S., Europe, or elsewhere may adopt burdensome laws (including tax laws) or regulations, or changes in law or regulation or in the interpretation or enforcement thereof, which are specifically targeted at the private fund industry.

The legislation described above, as well as future related legislation, may have an adverse effect on the Issuer.  Such legislation may increase the Issuer’s exposure to potential liabilities and to legal, compliance and other related costs.  The additional expense of complying with such regulations could result in lower returns on the Issuer’s investments and may adversely affect the Issuer’s ability pay its obligations under the Notes.  Such regulations may also restrict the types of investments the Issuer can make, prevent the Issuer from exercising its voting rights with regard to certain financial instruments, and/or require the Issuer to disclose the identity of its investors, creditors, or otherwise. Increased regulatory oversight could

C-3Exhibit C

also impose administrative burdens on the Issuer, including, without limitation, responding to investigations and implementing new policies and procedures. Such burdens may divert the Issuer’s time, attention and resources from its management activities.

This Disclosure and Risk Factors exhibit cannot address or anticipate every possible current or future regulation that may affect the Issuer or its businesses. The directors of the Issuer may, in their sole discretion, cause the Issuer to be subject to such regulations if they believe that an investment or business activity is in the Issuer’s interest, even if such regulations may have a detrimental effect on one or more investors or creditors. Prospective investors are encouraged to consult their own advisers regarding an investment in the Notes.

It is also anticipated that, in the normal course of business, the Issuer’s directors and officers will have contact with governmental authorities, and/or be subjected to responding to questionnaires or examinations. The Issuer may also be subject to regulatory inquiries.

Greater Oversight of the Life Settlement Industry

In August 2009, the SEC established a Life Settlements Task Force to investigate the life settlements market. On July 22, 2010, the SEC released a staff report by the Life Settlements Task Force that recommended the SEC consider recommending to Congress that it amend the definition of “security” under the federal securities laws to include life settlement policies as securities. If federal securities laws are indeed amended to include such policies within the definition of “security,” or if courts with relevant jurisdiction interpret existing securities laws to that effect, the ability of the Issuer to operate its business under its current business model may be constrained by additional registration and securities compliance requirements under the Securities Act, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended.

LIFE SETTLEMENT POLICY RISKS

Overall Transaction Risks; Speculative Investment

Despite a party’s best efforts in design and implementation of a life settlement investment product, there can be no assurance that the transactions contemplated to be conducted by the Issuer will perform as anticipated. It is a desirable goal to minimize, to the extent reasonably possible, risks relating to investments related to life settlements with the understanding that is not possible with respect to the policies themselves, to determine in advance either the exact time that a life insurance policy will reach maturity (i.e., the death of the insured) or the profit, loss or return on an investment in a life insurance policy.

In addition, no assurance can be given that any life insurance policy will perform in accordance with projections, and any such life insurance policy may decline in value. Consequently, there can be no assurance that the Issuer will realize a positive return on its investment and these types of investments should be considered to be speculative in nature. This, in turn, may directly affect the amount and timing of proceeds received by the Issuer, which in turn will affect the Issuer’s ability to pay any accrued but unpaid interest or the principal amount due under the Notes and cause Noteholders to experience payment delays or losses (including a total loss) on their Notes.  Thus, an investment in the Notes is suitable only for investors having substantial financial resources, a clear understanding of the risk factors associated with such investments, and the ability to withstand the potential loss of its entire investment.

Extended Term of Policies

If an insured lives longer than the life expectancy appraisals predict then the return on capital could be diminished due to the additional time and premiums needed to keep the policy in force. Among other factors affecting longevity, advances in pharmaceuticals, medicine and other treatments could result in increased longevity experience. Substantial increases in longevity would likely have a material adverse effect on a Notes and the Noteholders.

C-4Exhibit C

Longevity Assumptions

The anticipated longevity of the individual insured under a life insurance policy is determined by the Issuer and its servicer providers based upon reports by third party life expectancy providers, among whom there is not necessarily uniformity of assumptions, approach or procedure. For these and other reasons (described below), the actual longevity of any insured individual may differ substantially from the actuarially expected life expectancy of such insured individual at the time of the purchase of any life settlement insurance policy. Higher than expected longevity of the insured individuals would have an adverse effect on the Notes and accordingly, the Noteholders. In addition, changes to the methodologies or underlying mortality tables used by third party life expectancy providers that result in changes to longevity assumptions may have an adverse effect on the market prices of the life settlement investments and require the Issuer to revalue its life settlement investments, which could have an adverse effect on the Notes and the Noteholders.

Some factors that may affect the accuracy of a life expectancy report or other calculation of the estimated length of an individual’s life are:

•

the experience and qualifications of the medical professional or life expectancy company providing the life expectancy estimate;

•

the completeness and accuracy of medical records received by the life expectancy company;

•

the reliability of, and revisions to, actuarial tables or other mortality data published by public and private organizations or developed by a life expectancy company and utilized by its medical professionals;

•

the nature of any illness or health conditions of the insured disclosed or undisclosed;

•

changes in living habits and lifestyle of an insured and medical treatments, medications and therapies available to and used by an insured; and

•

future improvements in medical treatments and cures, and the quality of medical care the insured receives.

If an insured lives longer than any or all of the life expectancy appraisals predict, then the amounts available to pay the Notes could be diminished due to the additional time during which premiums will have to be paid in order to keep the related policy in force, the longer period that will elapse before any death benefits are paid on the related policy and the longer the time in which the ancillary operating and servicing costs of the Issuer will be incurred.  If the period for too many policies exceeds beyond the maturity date for the Notes, then policies may have to be liquidated instead of receiving the related death benefits, and the market value of such policies will necessarily be significantly less than the related death benefits.  If policies need to be liquidated, there can be no assurance that a buyer will be found and certain policies may lapse resulting in no payment at all.

If the insureds do not live as long as the life expectancy appraisals predict, then Noteholders may receive payments of principal and interest earlier than expected. Noteholders may not be able to invest the principal paid to them earlier than expected at a rate of return that is equal to or greater than the rate of return on the Notes.  As a result, the return on the Notes may be less than expected.

Increase in Cost of Insurance

Insurance companies pass on a portion of their expenses to operate their business and administer their life insurance policies in the form of policy charges borne by each policyholder.  In the event an insurance company experiences significantly higher than anticipated expenses associated with operation and/or policy administration, the insurer has the right to increase the charges to each of its policy owners.  In the event of material increases to the policy charges, it is possible that additional premium payments will be required to maintain the policy in force.

In addition to the administrative charges, each premium payment contains a cost of insurance charge, which is based on a number of factors, including mortality and lapse rates.  In November 2011, Phoenix Life Insurance and its affiliates (“Phoenix”) increased its cost of insurance for certain universal life insurance

C-5Exhibit C

policies. It has proven difficult at this time to measure the overall impact of the 2011 increase and the servicer’s current projections may fall short of the actual premiums required to be paid. In addition, there can be no assurance that there will be no additional increases by Phoenix or other insurance companies, nor can there be any assurance that premiums on other policies will not be increased. No assurance can be given that the Issuer will have sufficient funds available to pay all premiums on the policies if policy premiums increase.

Lapse of Policies

The Issuer will be required to make premium payments on the policies they acquire as portfolio investments. Initially, these payments will generally be made from lines of credits, loans, or funds kept in reserve for this purpose and from the proceeds of life settlement payments not used to make payment on the Notes. As death benefit payments are received from the insurance companies, cash flows will generally be used to support the necessary minimum premium payments. If actual mortality rates are lower than projected, there is a possibility that additional funds beyond death benefit payments and lines of credits or funds in reserve will be needed to continue making minimum premium payments to keep the policies in force. If there are insufficient funds available for this purpose or if the Issuer does not pay premiums on policies held by it in a timely manner, the policy could lapse and the value of the asset could be lost. It is also possible a policy will diminish in value to the point where the Issuer decides to stop paying the premiums and such policy lapses.

Credit Ratings

Ultimately the quality of any insurance policy depends on the credit of the insurance company issuing the policy. The policies underlying the Notes were primarily issued by investment grade issuers. However, policies issued by less than investment grade insurance companies may also be included in the pool, if it is determined that the implied yields from such policies are attractive enough to justify the additional risks related to such policies. Carrier ratings also may be lowered after the acquisition of a policy, in which case the policy value or its marketability could be adversely affected.

Insurable Interest

State insurance laws in the United States require that an insurance policy may only be initially procured by a person that has an insurable interest in the continuance of the life of the insured. Whether the original owner has an insurable interest in the insured is a question of fact analyzed under applicable state law. The general concept is that a person with an insurable interest is a person that has a continuing interest in the insured remaining alive. Typically this includes the insured himself, his spouse and children, and in some states, other close relatives. In some jurisdictions, however, this could also include entities such as trusts, the insured’s employer or certain charitable institutions. A policy initially purchased by a person without an insurable interest may, depending on relevant state insurance law, be void as a matter of law or subject to the claims of the insured’s heirs, such as his or her spouse or other family members. Although state insurance law may state that an individual has an insurable interest in his or her own life and may procure life insurance on his or her own life and may name any person as beneficiary, if a person purchases insurance on his or her own life on behalf of a party that does not have an insurable interest, whether or not there was intent to evade insurable interest laws, the purchase may be viewed under applicable state law to be in violation of the insurable interest laws and therefore the policy may be void and unenforceable. Should the pool of policies underlying the Notes include an insurance policy that was originally issued to an owner or for the benefit of a beneficiary (if required) that did not have an insurable interest, it is possible that the owner of this policy may not have a valid claim for the proceeds of such policy against the insurer upon the death of the insured or that the policy may be subject to a defect that could impair its enforceability, in which case the Issuer may lose part or all of its investment in such policy. Due diligence may not mitigate the above-mentioned risk and any related loss will be borne by the Issuer, and thus likely have a material adverse effect on a Notes and the Noteholders.

Although this is not the case in any states today, one or more states could adopt legislation that would require a holder of an insurance policy to have an insurable interest in the insured at the time a policy is purchased and at the time of death of an insured. The owners of the policies underlying the Notes will not

C-6Exhibit C

have an insurable interest in the insureds at the time they acquire the polices or at the time of death of the insured. If such legislation were to be adopted without a “grandfathering” provision (i.e., so as not to be applicable to insurance policies then in force), these entities may be unable to collect the proceeds on the death of the insureds under policies purchased prior to the enactment of such legislation.

Additional Insurable Interest Concerns Regarding Policies Originated Pursuant to STOLI Transactions

The legality and merit of “investor-initiated” or “stranger-originated” life insurance products have been questioned by members of the insurance industry, including by many life insurance companies and insurance regulators.  For example, the New York Department of Insurance issued a General Counsel’s opinion in 2005 concluding that a premium finance program that was coupled with the right of the policy owner to put the financed insurance policy to a third party violated New York’s insurable interest statute and may also constitute a violation of New York State’s prohibition against premium rebates/free insurance.  More recently, many states have enacted laws expressly defining and prohibiting stranger-originated life insurance (“STOLI”) practices, which in general involve the issuance of life insurance policies as part of or in connection with a practice or plan to initiate life insurance policies for the benefit of a third party investor who, at the time of the policy issuance, lacks a valid insurable interest in the life of the insured.  Under these laws, certain premium finance loan structures are treated as life settlements and, accordingly, may not be entered into at the time of policy issuance and for a two or five year period thereafter, depending on the state.  Recent case law may also increase concerns with premium financed policies.  In one recent decision, the Delaware Supreme Court stated that that the key focus in insurable interest cases is who paid the premiums.  While the decision was not issued in connection with a premium financed policy, no assurance can be given that a court would not apply such reasoning to premium financed policies.  Some of the policies underlying the Notes were originated pursuant to premium finance transactions, generally at the time of policy issuance.  The Issuer cannot predict whether a state regulator, insurance carrier or other party will assert that any of the policies should be treated as having been issued as part of a STOLI transaction or otherwise were issued in contravention of applicable insurable interest laws. An adverse court decision or other challenge or determination by a regulatory or other interested party with respect to a policy could have a material adverse effect with respect to the Issuer’s financial soundness, including the rescission of policies or the occurrence of other actions that prevent the receipt and/or retention of the death benefit under the relevant policies upon the death of the related insureds.  Concerns of such nature could also negatively affect the market value and/or liquidity of the policies.

Fraud in the Life Insurance Application

While the Issuer requires its servicers to conduct strict anti-fraud due diligence, there are risks that the policies could have ended up being procured on the basis of fraud or misrepresentation in connection with the application for the policy. Types of fraud that have occurred in applications where carriers have successfully rescinded or voided the policies include, among others, misrepresentations concerning an insured’s financial net worth, health or age and whether he or she is a smoker. Such risk of fraud and misrepresentation is heightened in connection with life insurance policies for which the premiums are financed through premium finance loans or other structured programs. In particular, there is a significant risk that applicants and potential insureds may not answer truthfully or completely to questions related to whether the life insurance policy premiums will be financed through a premium finance loan or otherwise, the applicants’ purpose for purchasing the policy or the applicants’ intention regarding the future sale or transfer of the life insurance policy. Such risk may be further increased to the extent life insurance agents communicate to applicants and potential insureds regarding potential premium finance arrangements or profits to be made on policies that will be sold after the contestability period. If an insured has made any material misrepresentation on his/her application for life insurance, there is a heightened risk that the insurance company will contest or successfully rescind or void the related policy.  While in many states an issuing insurance company may not be able to raise claims for fraud and misstatements in the application after the expiration of the contestability period, an insurance company may be able to do so in the context of a case alleging that the insurance policy was issued without the requisite insurable interest, and many cases involving alleged STOLI policies assert both fraud in the application and lack of insurable interest.

C-7Exhibit C

Contestability of Policies; Failure to Receive Death Benefit

Insurance policies generally provide that the insurer may only contest policies for certain events, including fraud or misrepresentation of the owner or insured or suicide by the insured, and only during a contestability period. For example, if the insured was having severe headaches and memory loss and, within two years of policy issuance, dies of a brain tumor, the insurer may deny the death claim if the insured failed to disclose this information on the life insurance application. Following the expiration of the contestability period, a policy will generally provide that it is not contestable. Nevertheless, it has been held in some states that such a policy should not be enforced despite the expiration of the applicable contestability period. Arguments to invalidate a policy after its contestability period may be based in states that allow such challenges. If the insurer successfully contests a policy, whether within the specified contestability period or otherwise, then the insurer is not obligated to pay the death benefit, but instead is generally only obligated to return the premiums previously paid for the policy, in many cases without interest. In the event an insurer successfully contests payment of a death benefit, the Issuer may suffer a loss of the difference (if any) between the acquisition cost of such policy and the sums returned by the insurer.

Some states recognize an exception to incontestability where there was actual fraud in the procurement of the policy.  A new contestability period may also arise in connection with information provided on any application for reinstatement of a life insurance policy following lapse of a policy due to non-payment of premiums, or an application for an increase in policy benefits.

In a 1989 case, New England Mut. Ins. v. Caruso, the New York Court of Appeals barred New England Mutual Life Insurance from bringing a suit to rescind a policy for lack of insurable interest after the expiration of the contestability period. Until recently, it was believed that insurance companies could not bring any action in the State of New York to rescind a policy for any reason after the expiration of the contestability period.  Following the decisions in most other states that have addressed the issue, the Delaware Supreme Court has ruled that insurance companies may bring rescission actions following the expiration of the contestability period if a life insurance policy was issued without the requisite insurable interest.

In a decision issued on September 29, 2010 in Settlement Funding LLC v. AXA Equitable Life Ins. Co., the District Court for the Southern District of New York, interpreting New York law, refused to grant summary judgment in favor of the policy owner in a rescission action brought by the issuing insurance company after the contestability period. The Court stated that, in light of the growth in stranger originated life insurance, the balancing of the various public policy concerns discussed by the New York Court of Appeals in Caruso needs to be re-evaluated.  The Court determined that the Caruso decision may not be applicable where there was both a lack of insurable interest and misstatements in the application for insurance in the context of a larger fraud, all in pursuit of a stranger originated life insurance policy.  Subsequent to the Court’s decision, a trial was held and the jury determined that AXA Equitable Life Ins. Co. had to pay the death benefits to Settlement Funding LLC.

Accordingly, it is possible that the policies underlying the Notes may be subject to actions for rescissions by the insurance companies even after the expiration of the contestability periods.  Other than New York and Michigan, in the states where the issue has been litigated, courts have allowed insurable interest challenges to proceed even after the contestability period has ended.  Should any such claims be successful, the Noteholders may lose some or all of the amount invested in the Notes. Even if such claims are unsuccessful, significant amounts may need to be expended in defending such claims, thereby reducing the amounts available to pay interest and principal due on the Notes.

Risk of Litigation with Issuing Insurance Companies

If the policies underlying the Notes were procured through premium finance transactions, or other programs having similar characteristics, certain life insurance companies and other parties, including certain regulators, may find them objectionable on the basis of constituting a means of originating STOLI. Additionally, as described above, life insurance policies that are originated through the use of premium finance programs often present a greater risk of there having been fraud and/or misrepresentations in

C-8Exhibit C

connection with the issuance of the policies.  For these reasons, among others, it is possible that the Issuer may become subject to, or may otherwise become affected by, litigation involving one or more insurance companies (either as a plaintiff or a defendant), including claims by an insurance company seeking to rescind a policy prior to or after the death of the related insured. Moreover, such risk may be enhanced with respect to an insurance company that is experiencing financial difficulty, since a successful claim by an insurance company could reduce its financial liabilities.  Phoenix has been particularly aggressive in filing claims for rescission and otherwise delaying death benefit payments.  In the event any litigation was to occur, the Issuer may directly or indirectly bear the costs of defending against the litigation, and would be unable to predict its outcome, which could include the Issuer losing its right to receive (or retain) the proceeds otherwise payable under one or more of the policies.

Carrier Insolvency

It is possible that one or more life insurance companies issuing policies underlying the Notes will become insolvent or otherwise unable to make death benefit or other payments thereby resulting in losses to the Issuer and having a material adverse effect on the Notes and the Noteholders.

Tracking Insureds

It is important for the servicer of the policies underlying the Notes to track the health status of an insured and keep information current. There are significant U.S. federal and state laws relating to privacy of personal information that affect the operations of the servicer and its ability to properly service the policies.

Under the Health Insurance Portability and Accountability Act (“HIPAA”), the federal law that governs the release of medical records from medical record custodians, an insured may revoke his or her authorization for the original life settlement provider to receive medical records at any time, leaving the servicer unable to receive additional medical records.

The servicer may have to rely on a third party to track an insured, and the servicer may lose contact with such insured.  For example, the insured may move and not notify the servicer or any other third party that has authority to contact the insured.  The servicer attempts to maintain contact information for the insured and/or one or more close family friends or relatives whenever possible so it can maintain contact with the insured.  Additionally, the servicer subscribes to various databases that use public records and other information to track individuals.  The servicer also subscribes to death notification services which use Social Security and public records information to notify the servicer if an insured has passed away so that it can begin the process of obtaining a death certificate and arranging for the payout of the policy. Recent changes to the Death Master File maintained by the Social Security Administration will make it more difficult to track deaths, as the Death Master File will now exclude state records, thus reducing the number of records added to the Death Master File each year by approximately 40%.  However, the servicer has developed additional methods to learn about the deaths of insureds. Despite the various methods employed to track insureds, it is still possible for the servicer to lose contact with an insured, making any additional updates of medical condition for the insured impossible and there may be significant delays in learning about the death of an insured.

Insured “Lost”

Occasionally, insurers encounter a situation where the body of the insured cannot be located and/or identified. For example, the insured may have been lost at sea and there may not be proof of death available for several years or at all. In the event of a “lost” insured, the death claim may be held up for up to seven years by the insurance company. Under these circumstances, typically, the claim will then be paid with interest back from the date that the insured was originally presumed lost. Nonetheless, it remains possible that it will be difficult or impossible to locate and/or identify an insured to establish proof of death and, as a result, the insurer may significantly delay (but not ultimately avoid) payment of the death benefit. This delay could result in a longer than anticipated holding period for such policies and, ultimately, a loss to the Issuer.

C-9Exhibit C

Lack of Secondary Market Liquidity

While the secondary life settlement market has developed over the past few years and is expected to continue its expansion for the foreseeable future, the secondary market is still relatively immature compared to other more common and more established asset classes. Therefore, the Issuer may be limited in its ability to liquidate assets and it may experience a loss as a result of the need to dispose of assets under less than optimal circumstances. Also, the vitality of these new markets could be severely affected by changes in regulation, tax or other laws, or by action of the life insurance industry that makes the acquisition and trading of policies more difficult or impossible. For example, life insurance industry participants may be hostile to this emerging market and it is possible that newly-issued policies could be revised to eliminate their transfer (or impede their transfer) in the secondary market.

Interest Rate Risk

If interest rates increase, the value of life settlement investments is likely to decrease. The market value of a policy is based in large part on the estimated discounted value of future cash flows from the policy, including benefit proceeds, minus the estimated discounted value of future premiums due on, and other costs of maintenance of, the policy. If the interest rates used to determine the market value of a policy change, the present value of the policy may also change. Generally, if interest rates increase, the present value of a life insurance policy decreases. If an entity owning a policy underlying the Notes is forced to sell a policy in a higher interest rate environment, the market price for the policy may be less than the price reflected in the pricing model and also less than the price at which such policy was acquired.

Availability Risk

Changes in the economy and other circumstances may result in a reduced supply of policies. Such changes could result from, among other things:

•

Improvements in the economy generating higher investment returns to insureds from their investment portfolios and limiting their need to liquidate their life insurance policies.

•

A change in market conditions which materially alters expected yields.

•

A change in law requiring the Issuer to apply more stringent credit standards.

•

The entry into the market of less reputable third party brokers who submit inaccurate or false life settlement information on behalf of insureds.

•

The establishment of new licensing requirements for market participants and a delay in the process of complying or an inability to comply with such new requirements.

•

The development of a market trend whereby the insurance carriers refuse to consent to the transfer of policies.

•

A change in law restricting the timing before which the owner of a life insurance policy can sell the policy.

Applicable U.S. State Law

Determining which state law will govern the determination of legal issues associated with the purchase and sale of insurance policies underlying the Notes frequently unclear as it may be the laws of the state where the policy owner or the insured is domiciled, the state where the insurer is domiciled, the state where the policy is issued or the state where the policy is bought or sold in the secondary market or, if sold by a broker, where such broker is domiciled or has its principal place of business. The lack of certainty regarding applicable state law further complicates the legal questions facing the Issuer as it seeks to indirectly enter into life settlement transactions.

U.S. Life Settlement and Viatical Regulations

The purchase and sale of insurance policies in the secondary market from the policy’s original owner and among secondary market participants is subject to regulation in approximately 44 states. The scope of the regulations and the consequences of their violation vary from state to state. In addition, within a given state, the regulations may vary based upon the life expectancy of the insured at the time of sale or purchase. In

C-10Exhibit C

many states, a policy on an insured with a life expectancy of two years or less is referred to as a “viatical settlement” or a “viatical.” A policy on an insured with a life expectancy of more than two years is referred to as a “life settlement.” The entities that own the policies underlying the Notes have not, and do not intend to, purchase viatical settlements and should not be subject to the regulatory regimes that govern these policies. However, the states vary in their technical definitions of viatical settlements and life settlements, and state insurance regulators, who are charged with interpretation and administration of insurance laws and regulations, vary in their interpretations. Therefore, despite the Issuer’s expectations, it may be possible that under the rules of a particular state a policy underlying the Notes that is not commonly thought of as a viatical settlement may meet the technical definition thereof. Engaging in the purchase or sale of life settlements or viatical settlements in violation of applicable regulatory regimes could result in fines, administrative and civil sanctions and, in some instances, criminal sanctions.

U.S. State and Federal Securities Laws

It is possible that, depending on the facts and circumstances attending a particular sale of a life insurance policy, a sale could implicate state and federal securities laws. For example, in a case decided by the Eleventh Circuit on May 6, 2005, SEC v. Mutual Benefits Corp., a transaction involving the sale of a viatical settlement was held to be an “investment contract,” and thus a “security” within the meaning of the Securities Act, and the Securities Exchange Act, thereby subjecting the transaction to the requirements and restrictions of the federal securities laws. It is also possible that sales of life insurance policies, including variable life insurance policies, may be subject to applicable state blue sky laws, or other federal and state securities laws. The failure to comply with applicable securities laws in connection with dealings in life settlement transactions could result in fines, and administrative and civil sanctions and, in some instances, to criminal sanctions. In addition, parties may be entitled to a remedy of rescission regarding such transactions.

Furthermore, the SEC’s life settlements task force recently released a staff report (the “Report”) making a number of recommendations relating to the life settlements industry. The Report recommends that the SEC: (1) recommend that the U.S. Congress amend the statutory definition of “security” to include all life settlements, whether singular or fractional, and regardless of whether the underlying life insurance policy is a variable or non-variable policy; (2) monitor the overall development of the life settlement securitization market; (3) instruct its personnel to continue monitoring whether life settlement brokers and providers are in compliance with applicable legal standards of conduct; and (4) encourage both the U.S. Congress and state lawmakers to consider more robust regulation relating to life expectancy underwriters.

The adoption of the Report’s recommendations would have significant implications for the life settlements industry, and in turn, for the Issuer. Intermediaries in this marketplace would be required to register as broker-dealers or registered investment advisers, and would otherwise be subject to oversight by the SEC and the Financial Industry Regulatory Authority, which require adherence to numerous rules and guidelines designed to protect investors and increase transactional transparency.

Failing to Comply With U.S. Privacy Safeguards

Both federal and state statutes safeguard an insured’s private health information. In addition, insureds frequently have an expectation of confidentiality even if they are not legally entitled to it. If the Issuer properly obtains and uses otherwise private health information, but fails to maintain the confidentiality of such information, the Issuer may find itself the recipient of complaints from the effected individuals, their families and relatives and, potentially, interested government officials. Because of the uncertainty of applicable law it is not possible to predict the outcome of such disputes. Additionally, it is possible that, due to a misunderstanding regarding the scope of consents that the Issuer possesses, the Issuer may request and receive from health care providers’ information that it in fact did not have a right to request or receive. Once again, if the Issuer finds itself to be the recipient of complaints for these acts, it is not possible to predict what the results will be.

C-11Exhibit C

Access to Accurate and Current Medical Information Regarding the Insured – U.S. Privacy Concerns

An insured’s nonpublic personal financial and health information is protected by a variety of statutes, both federal and state. The value of a life insurance policy underlying the Notes is inherently tied to the remaining life expectancy of the insured and information necessary to perform this valuation may not be available at the time of purchase or sale. For example, if a policy is being purchased in the secondary market from an entity that had earlier purchased the policy directly from the insured, it is probable that the insured made his or her medical records available at the time of his or her sale of the policy to the initial purchaser. However, if necessary consents were not obtained from the insured it is possible that this information cannot legally be made available at the time of the subsequent purchase of the policy. If it is legally available to the subsequent purchaser, it is possible that such information is outdated and of little utility for a current evaluation of the remaining life expectancy of the insured. Even if the insured made available to the then owner of the policy a general consent that purports to give the owner of the policy the right to subsequently request and receive medical information from the insured’s health providers, it is possible for the insured, in the interim, to have revoked the consent. Likewise, it is possible that applicable law causes the consent to expire after a certain period of time. Even if the consent is effective, without the then cooperation of the insured it may be difficult to convince the insured’s health care providers of the consent’s efficacy and as such they may be reluctant to release medical information. These impediments to accessing current medical information can prove to be a significant obstacle to the proper valuation of a policy at the time of either the policy’s purchase or sale.

Delays in Receiving Insurance Proceeds

The death of the insured must have occurred to permit a claim to be filed with the insurer for the proceeds of a policy. Obtaining actual knowledge of death of an insured may prove difficult and time-consuming due to the need to comply with applicable law regarding the contacting of the insured’s family to ascertain the fact of death and to obtain a copy of the death certificate in order to file the claim. As the amount of the policy typically will not increase subsequent to death, the longer it takes to make the claim the less valuable the proceeds of the policy are.

TAX RISK

PFIC and CFC Risk

There is also a risk that the Issuer will be treated as a passive foreign investment company (PFIC). Depending on the ultimate ownership of the Issuer, there is also a risk that the Issuer will be treated as a controlled foreign corporation. See “Certain U.S. Federal Income Tax Considerations” below.

Changes in Tax Law and/or the Identity of Shareholder; No Gross-Up in Respect of Notes

All payments made by the Issuer under the Notes will be made without any deduction or withholding for or on account of any tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. Although the Issuer anticipates that, based on the initial composition of Noteholders, under current law no withholding tax or deduction will be imposed on the payments of interest or the return of capital on the Notes, there can be no assurance that, as a result of any change in any applicable law, treaty, rule, regulation, or interpretation thereof (whether by official or informal means) or a change in the composition of the Noteholders, the payments on the Notes would not in the future become subject to withholding taxes or deductions. In the event that any withholding tax or deduction is imposed on payments of interest or other payments on the Notes, the Issuer will not “gross-up” payments to the Noteholders.

Changes in Tax Law; Imposition of Tax on the Issuer

Although none are anticipated, the Issuer may, from time to time, take tax positions that may be subject to challenge by the Internal Revenue Service (the “IRS”) or by other relevant governmental revenue

C-12Exhibit C

authority. If the IRS or another governmental revenue authority do challenge such a position and they are successful, there may be substantial retroactive taxes, plus interest and possibly penalties.

The Issuer intends to operate so as not to be subject to U.S. federal income tax or Irish tax under current law. However, there can be no assurance that the Issuer will not in the future be subject to tax by the United States, Ireland, or some other jurisdiction. The imposition of any such tax on the Issuer would materially affect the Issuer’s net income.

The Issuer intends to qualify for the benefits of the tax treaty between the U.S. and Ireland. If the IRS successfully asserts that the Issuer does not benefit from the tax treaty between the U.S. and Ireland and imposes U.S. taxation on the income of the Issuer, it could adversely affect the Notes and the Noteholders.

Based on the initial composition of the ownership of the Issuer, the procedures to be followed by the Issuer, the persons to whom payments will be made by the Issuer and current law, it is expected that payments to the Issuer in respect of the assets underlying the Notes will not be subject to deductions or withholdings on account of any U.S. or foreign withholding tax. However, the Issuer’s ability to achieve and maintain an exemption from such taxes will depend upon a number of factors, not all of which are within the control of the Issuer. If amounts in respect of taxes are deducted or withheld from payments to the Issuer, the counterparty will not be obligated to pay additional amounts or otherwise “gross-up” the Issuer in respect of any such taxes. The imposition of such withholding or deductions would materially affect the Issuer’s net income.

Changes or modifications in existing judicial decisions or in the current positions of the IRS or of another governmental revenue authority, either taken administratively or as contained in published rulings and procedures (which changes or modifications may apply with retroactive effect), and the passage of new legislation, could substantially reduce, eliminate or modify the tax treatment outlined in this Disclosure and Risk Factors exhibit.

Foreign Taxes

The Issuer may be liable to taxes (including withholding taxes) in countries other than Ireland on income earned and capital gains arising on its investments. The Issuer may not be able to benefit from a reduction in the rate of such foreign tax by virtue of the double taxation treaties between Ireland and other countries. The Issuer may not, therefore, be able to reclaim any foreign withholding tax suffered by it in particular countries.

ADDITIONAL RISK

Borrowings / Leverage

The Issuer may borrow monies or purchase leveraged products to supplement the Issuer’s assets. Such borrowings or leverage may increase the risks attached to an investment in the Notes.

The Issuer may borrow for any purpose, including without limitation to increase investment capacity, cover operating expenses, make redemption payments, or for clearance of transactions. The Issuer may extensively make use of borrowed funds to supplement its investment activities and is not subject to limits on such use of borrowed fund except as required by applicable law. Borrowing creates an opportunity for greater total return but also increases exposure to capital risk. Money borrowed by the Issuer to supplement the Issuer’s investment activities will be subject to an interest cost that may or may not exceed the income and gains from the investments made with the proceeds of such borrowing. The use of such technique will magnify declines as well as increases in the value of the portfolio of investments held by the Issuer.

The Issuer may employ leverage for the purpose of making investments. The use of leverage creates special risks and may significantly increase the investment risk of the Notes. Leverage creates an opportunity for greater yield and total return but at the same time, will increase the Issuer’s exposure to capital risk and interest costs. Any investment income and gains earned on investments made through the use of leverage that are in excess of the interest costs associated therewith may cause the profitability of the Issuer to increase more rapidly than would otherwise be the case. Conversely, where the associated interest costs are

C-13Exhibit C

greater than such income and gains, the profitability of the Issuer may decrease more rapidly than would otherwise be the case, and may result in greater loss than would otherwise be incurred on a non-leveraged basis.

Borrowings may also introduce additional risks associated with the particular lender from which the Issuer borrows funds. For instance, the lender may become insolvent, declare bankruptcy, cease doing business, breach or default on its obligations, fail to perform its responsibilities effectively, or simply exit the market of lending against life settlement assets. The lender may also be required to cease lending due to limits in its lending capacity for reasons beyond the Issuer’s control such as the reduction in value or quality of other assets on the lender’s balance sheet, an insufficient level of capitalization, limits imposed by large exposure directives and regulatory limits, failure to meet other regulatory requirements, or change or uphold its internal policy in relation to calculating asset value. In these and other circumstances, lines of credit may be rescinded or not extended, loans may not be renewed, and if the lender’s loan-to-value ratio requirements are not satisfied, the lender may ultimately foreclose on the pledged collateral, which could result in substantial losses to the Issuer.

Market Considerations

The capital investments of the Issuer are subject to normal market fluctuations and there can be no assurances that losses will not occur.

Price Fluctuations

The Issuer’s profitability may be affected by changes in economic and market conditions and in legal, regulatory and tax requirements. The Issuer will be responsible for paying its fees and expenses regardless of its level of profitability. It should be remembered that the value of the underlying assets of the Notes and the income (if any) derived from them can go down as well as up.

Currency Risk

The Notes will be computed in the base currency of the Issuer whereas the investments held for the account of the Issuer or the loans thereon may be acquired in other currencies. The base currency value of the investments of the Issuer, which may be designated in any currency, may rise and fall due to exchange rate fluctuations in respect of the relevant currency. Adverse movements in currency exchange rates can result in a decrease in return and a loss of capital. It may not be possible or practicable to successfully hedge against the consequent currency risk exposure in all circumstances.

Counterparty Risk

The Issuer will be exposed to credit risk of the insurance companies or the counterparties with which it trades in relation to life settlement policies, mortality protection insurance policies, futures and option contracts, and contracts for differences that are not traded on a recognized exchange. Such instruments are not afforded the same protections as may apply to participants trading on organized exchanges, such as the performance guarantee of an exchange clearing house. The Issuer will be subject to the possibility of the insolvency, bankruptcy, non-performance, or default of an insurance company or a counterparty with which the Issuer trades such instruments, which could result in substantial losses to the Issuer.

In addition, the Issuer could be subjected to the risk that a custodial counterparty may fail to perform effectively its responsibility to safeguard the assets underlying the Notes resulting in, among other losses, the loss of policies or documentation. The Issuer could also be subjected to the risk that a bank may, among other failures, discontinue lines of credit, fail to provide sufficient capital to satisfy its lending commitments and default on other obligations.

Reliance on Third-Party Servicer

The receipt of payments on the life settlement policies is in part dependent on the servicing procedures operated by a third-party servicer to service the policies underlying the Notes. In particular, payment on the policies is contingent upon the servicer ensuring that the premium payments in respect of the policies have been paid in a timely manner and that payment streams in respect of the policies are received as expected. Failure by the servicer to properly perform such functions can result in a delay or loss of payments. A

C-14Exhibit C

replacement of a third-party servicer may result in additional costs in transitioning the servicing responsibilities to another servicer and may adversely the Issuer’s financial status and condition.

Senior Lender’s First Lien and Security Interest

The Issuer has purchased the participating debt certificates from entities that themselves may borrow monies by entering into transactions where one or more senior lenders will be granted a first lien and security interest in the policies (“Senior Lender”). As a result, the Senior Lender will have the right to receive proceeds of the policies prior to any payment in respect of the participating debt certificates and therefore, in respect of principal of and interest on the Notes. In addition, the Senior Lender will, if the issuer of the participating debt certificates defaults in making payments to the Senior Lender, have the right to foreclose on the policies or to take other action that may be adverse to the interests of the Issuer and the Noteholders. In the event of such actions, the Noteholders may suffer a loss (including a total loss) on their investment.

Certain Affiliated Parties

Certain of the transaction parties may be affiliated with each other or are otherwise involved in business relationships with a common interest. Although the Issuer and it servicers, providers, banks, brokers, dealers, and agents are not commonly owned and therefore are not corporate affiliates, principals of the Issuer, the Noteholders, and of the Issuer’s counterparties may be jointly involved in certain business ventures, such as the Senior Lender.  As a result of such affiliations and other relationships, such principals may have interests that are adverse to other Noteholders.

Legal Investment

The appropriate characterization of the Notes under various legal investment restrictions, and thus the ability of investors subject to those restrictions to purchase the Notes, may be subject to significant interpretative uncertainties. No representation is made as to the proper characterization of the Notes for legal investment purposes, for risk-weighting, valuation of the Notes, regulatory accounting or other financial institution regulatory regimes of the National Association of Insurance Commissioners, any state insurance commissioner, any federal or state banking authority or any other regulatory body.  Investors should consult with their own legal advisors in determining whether, and to what extent, the Notes will constitute a legal investment for them and the consequences of such an investment.

Settlement Risks

The Issuer will also be exposed to a credit risk on parties with whom it trades, and may also bear the risk of settlement default, in particular in relation to life settlement policies and to debt securities such as bonds, notes, and similar debt obligations or instruments.

Possible Indemnification Obligations

The Issuer has agreed, or may agree, to indemnify its directors, administrators, custodians, banks, brokers, dealers, counterparties and others, under various agreements entered into with such persons, against certain liabilities they or their respective directors, officers, affiliates or agents may incur in connection with their relationships with the Issuer.

Amortization of Organizational Expenses

The Issuer’s financial statements are prepared in accordance with the relevant accounting standard adopted by the Issuer. The directors of the Issuer reserve the right to amortize expenses in accordance with the accounting standard adopted by the Issuer if they deem such amortization appropriate.

Business Risk

There can be no assurance that the Issuer will achieve its investment objective. There is no operating history by which to evaluate its likely future performance. The investment results of the Issuer are reliant upon the success of the Issuer.

Concentration of Investments

Although the Issuer likely views it ideal to diversify its investment portfolio, it may at certain times hold relatively few investments, with or without intention. The Issuer could be subject to significant losses if it

C-15Exhibit C

holds a large position in a particular investment that declines in value or is otherwise adversely affected, including the default of an issuer.

Legal Risk

The Issuer may be subject to a number of unusual risks, including inadequate investor protection, contradictory legislation, incomplete, unclear and changing laws, ignorance or breaches of regulations on the part of other market participants, lack of established or effective avenues for legal redress, lack of standard practices and confidentiality customs characteristic of developed markets and lack of enforcement of existing regulations. Furthermore, it may be difficult to obtain and enforce a judgment in certain of the countries in which assets of the Issuer are invested. There can be no assurance that this difficulty in protecting and enforcing rights will not have a material adverse effect on the Issuer and its operations.

Custodial Risk

The Issuer may invest in markets where custodial and/or settlement systems are not fully developed, the assets of the Issuer which are traded in such markets and which have been entrusted to sub-custodians, in the circumstances where the use of such sub-custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.

IRISH RISK FACTORS

Not a Bank Deposit

Any investment in the Notes does not have the status of a bank deposit in Ireland and is not within the scope of the deposit protection scheme operated by the Irish Financial Services Regulatory Authority. The Issuer is not regulated by the Irish Financial Services Regulatory Authority by virtue of the issue of the Notes.

Preferred Creditors under Irish Law and Floating Charges

Under Irish law, upon an insolvency of an Irish company such as the Issuer, when applying the proceeds of assets subject to fixed security which may have been realized in the course of a liquidation or receivership, the claims of a limited category of preferential creditors will take priority over the claims of creditors holding the relevant fixed security. These preferred claims include the remuneration, costs and expenses properly incurred by any examiner of the company (which may include any borrowings made by an examiner to fund the company’s requirements for the duration of his appointment) which have been approved by the Irish courts. (See “Examinership” below).

The holder of a fixed security over the book debts of an Irish tax resident company (which would include the Issuer) may be required by the Irish Revenue Commissioners, by notice in writing from the Irish Revenue Commissioners, to pay to them sums equivalent to those which the holder received in payment of debts due to it by the company.

Where the holder of the security has given notice to the Irish Revenue Commissioners of the creation of the security within 21 days of its creation, the holder’s liability is limited to the amount of certain outstanding Irish tax liabilities of the company (including liabilities in respect of value added tax) arising after the issuance of the Irish Revenue Commissioners’ notice to the holder of fixed security.

The Irish Revenue Commissioners may also attach any debt due to an Irish tax resident company by another person in order to discharge any liabilities of the company in respect of outstanding tax whether the liabilities are due on its own account or as an agent or trustee. The scope of this right of the Irish Revenue Commissioners has not yet been considered by the Irish courts and it may override the rights of holders of security (whether fixed or floating) over the debt in question.

In relation to the disposal of assets of any Irish tax resident company which are subject to security, a person entitled to the benefit of the security may be liable for tax in relation to any capital gains made by the company on a disposal of those assets on exercise of the security.

C-16Exhibit C

The essence of a fixed charge is that the person creating the charge does not have liberty to deal with the assets which are the subject matter of the security in the sense of disposing of such assets or expending or appropriating the moneys or claims constituting such assets and accordingly, if and to the extent that such liberty is given to the Issuer any charge constituted by the Trust Deed may operate as a floating, rather than a fixed charge.

In particular, the Irish courts have held that in order to create a fixed charge on receivables it is necessary to oblige the chargor to pay the proceeds of collection of the receivables into a designated bank account and to prohibit the chargor from withdrawing or otherwise dealing with the monies standing to the credit of such account without the consent of the chargee.

Depending upon the level of control actually exercised by the chargor, there is therefore a possibility that the fixed security over the Issuer’s account and the Collateral would be regarded by the Irish courts as a floating charge.

Floating charges have certain weaknesses, including the following:

•

they have weak priority against purchasers (who are not on notice of any negative pledge contained in the floating charge) and the chargees of the assets concerned and against lien holders, execution creditors and creditors with rights of set-off;

•

as discussed above, they rank after certain preferential creditors, such as claims of employees and certain taxes on winding-up;

•

they rank after certain insolvency remuneration expenses and liabilities;

•

the examiner of a company has certain rights to deal with the property covered by the floating charge; and

•

they rank after fixed charges.

Examinership

Examinership is a court procedure available under the Irish Companies (Amendment) Act, 1990, as amended (the “1990 Act”) to facilitate the survival of Irish companies in financial difficulties.

The Issuer, the directors of the Issuer, a contingent, prospective or actual creditor of the Issuer, or shareholders of the Issuer holding, at the date of presentation of the petition, not less than one-tenth of the voting share capital of the Issuer are each entitled to petition the court for the appointment of an examiner. The examiner, once appointed, has the power to set aside contracts and arrangements entered into by the company after this appointment and, in certain circumstances, can avoid a negative pledge given by the company prior to this appointment. Furthermore, the examiner may sell assets, the subject of a fixed charge. However, if such power is exercised the examiner must account to the holders of the fixed charge for the amount realised and discharge the amount due to the holders of the fixed charge out of the proceeds of the sale.

During the period of protection, the examiner will formulate proposals for a compromise or scheme of arrangement to assist the survival of the company or the whole or any part of its undertaking as a going concern. A scheme of arrangement may be approved by the Irish High Court when at least one class of creditors has voted in favour of the proposals and the Irish High Court is satisfied that such proposals are fair and equitable in relation to any class of members or creditors who have not accepted the proposals and whose interests would be impaired by implementation of the scheme of arrangement.

In considering proposals by the examiner, it is likely that secured and unsecured creditors would form separate classes of creditors. The primary risks to the holders of Notes if an examiner were appointed to the Issuer are as follows:

(a)

the potential for a compromise or scheme of arrangement being approved involving the writing down or rescheduling of the debt due by the Issuer to the Noteholders as secured by the Pledge Agreement;

(b)

the potential for the examiner to seek to set aside any negative pledge in the Notes prohibiting the creation of security or the incurring of borrowings by the Issuer to enable the examiner to borrow to fund the Issuer during the protection period; and

C-17Exhibit C

(c)

in the event that a scheme of arrangement is not approved and the Issuer subsequently goes into liquidation, the examiner’s remuneration and expenses (including certain borrowings incurred by the examiner on behalf of the Issuer and approved by the Irish High Court) will take priority over the monies and liabilities which from time to time are or may become due, owing or payable by the Issuer to each of the Noteholders under the Notes or the Transaction Documents.

Irish taxation position of the Issuer

The Issuer has been advised that it should fall within the Irish regime for the taxation of qualifying companies as set out in Section 110 of the Taxes Consolidation Act 1997 (“Section 110”), and as such should be taxed only on the amount of its retained profit after deducting all amounts of interest and other revenue expenses due to be paid by the Issuer. If, for any reason, the Issuer is not or ceases to be entitled to the benefits of Section 110, then profits or losses could arise in the Issuer which could have tax effects not contemplated in the cashflows for the transaction and as such adversely affect the tax treatment of the Issuer and consequently the payments on the Notes.

C-18Exhibit C

Exhibit K

Bill of Sale – Sundance Note

BILL OF SALE AND ASSIGNMENT

BILL OF SALE AND ASSIGNMENT, dated as of this 5th  day of June, 2013 (this “Bill of Sale”), from PCH Financial S.à.r.l. (the “Seller”), to Sundance Strategies, Inc. (the “Company”), by and on behalf of Del Mar Financial S.à.r.l. (the “Buyer”);

W I  T N E S S E T H :

WHEREAS, the undersigned entered into a Loan Repayment and Asset Transfer Agreement (the “Agreement”), dated as of June 5, 2013.  All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement; and

WHEREAS, subject to and in accordance with the terms and conditions of the Agreement, the Seller has agreed to transfer to the Company the Company Note (the “Transferred Property”).

NOW, THEREFORE, in consideration of the payment by the Buyer to the Seller of the Up Front Purchase Price, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller by these presents does hereby sell, convey, transfer and assign to the Company, its successors and assigns forever, all of the Seller’s right, title and interest, legal and equitable, in and to the Transferred Property.

TO HAVE AND TO HOLD, unto the Company, its successors and assigns, from and after the passage of title as aforesaid, FOREVER.

The Transferred Property is being sold to the Company with only such representations or warranties as expressly set forth in the Agreement, herein or in the accompanying certificate of an authorized officer of the Seller.

The Seller shall be solely responsible for any and all transfer taxes and filing fees incurred by it in connection with this sale of Transferred Property by the Seller to the Company.

This instrument shall be binding upon, inure to the benefit of, and be enforceable by the Company and the Seller and their respective successors and assigns.

C-19Exhibit C

IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed by its duly authorized officer as of the date first above written.

PCH Financial S.à r.l.

/s/Martin Kramer

By: Martin Kramer

Title: Manager

/s/ Benoit Bauduin

By: Benoit Bauduin

Title: Manager

Exhibit L

NIB Transfer Agreement

attached

C-20Exhibit C

June 5, 2013

Del Mar Financial S.à r.l.

as Seller

and

Sundance Strategies, Inc.

as Buyer

in the presence of

TW Life I S.à r.l.,

TW Life II S.à r.l.,

TW Life III S.à r.l., and

TW Life IV S.à r.l.

as the Companies

Existing PDCs Transfer Agreement

C-21Exhibit C

THIS TRANSFER AGREEMENT (the “Agreement”) is made on the 5th day of June, 2013:

BETWEEN

(1)

Del Mar Financial S.à.r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 168291, having its registered office at 6, rue Guillaume Schneider, L-2522 Luxembourg (the “Seller”);

and

(2)

Sundance Strategies, Inc., a corporation incorporated under the laws of the State of Utah, USA, having its registered office at 4626 North 300 West, Suite 365, Provo, Utah 84604, USA (the “Buyer”);

IN THE PRESENCE OF

(3)

TW Life I S.à r.l., TW Life II S.à r.l., TW Life III S.à r.l., and TW Life IV S.à r.l.,, each a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register, having its registered office at 6, rue Guillaume Schneider, L-2522 Luxembourg (each individually, the “Company,” and together, the “Companies”).

each a “Party” and together the “Parties” to  this Agreement.

WHEREAS

(A)

The Buyer and Seller entered into an Asset Transfer Agreement (the “ATA”) dated as of June 4, 2013.  All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the ATA; and

(B)

Under the ATA, the Seller agreed to sell to Buyer and Buyer has agreed to buy Existing PDCs at a price calculated in the ATA; and

(C)

The Seller has available 14,699,500 participating debt certificates with a nominal value of one US dollar (US $1.00) issued by the Companies (the “Existing PDCs”), representing a total issue of PDCs having an aggregate par value of US $14,699,500 as set forth in Exhibit A; and

(D)

In accordance with the terms of the ATA and the terms hereof, the Buyer is willing to buy, and the Seller is willing to sell, the Existing PDCs, effective as of the date of this Agreement (the “Effective Date”).

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.

Construction

1.1

In this Agreement, any reference to any agreement (howsoever named) is to such agreement as it may be amended, supplemented or extended from time to time, whether before or after the date hereof.

1.2

Clause headings are for ease of reference only.

C-22Exhibit C

1.3

The Existing PDCs represent the net insurance benefits (the “Existing PDCs”) from a portfolio of life settlement policies indirectly owned by the Companies (the “Portfolio”) as set forth in Exhibit B of the ATA.

2

Transfer

The Seller agrees to sell and transfer to the Buyer, who accepts, all of the Existing PDCs issued by the Companies (as set forth in Exhibit A) and acquired by the Seller, such transfer to be effective as of the Effective Date. By countersigning this Agreement, each Company expressly consents to the transfer of the Existing PDCs issued by it from the Seller to the Buyer.

3

Consideration & Payment

3.1

The total consideration for the transfer of the Existing PDCs shall be as set forth in the ATA.

3.2

Upon the receipt by the Buyer of a copy of the amended and executed register and confirmation from the managers of each Company that the Buyer has been registered as the holder of the Existing PDCs in the register of Existing PDCs of the respective Company pursuant to paragraph 4.1 below, Seller shall be entitled to the consideration set forth in the ATA.

4

Registration

4.1

As soon as practically possible on the Effective Date, each Company shall register the Buyer as holder of the Existing PDCs issued by it in the register of Existing PDCs of the respective Company. The Parties expressly grant power to each manager of each Company, acting individually and with full power of substitution, to amend and execute the above register for and on behalf of the respective Company and the Buyer and to do all such acts and things as may be ancillary thereto and/or necessary and/or useful and/or desirable in the sole opinion of such manager in connection with or for the purpose of giving full effect to this Agreement.

4.2

Upon amendment and execution of the above register, the managers of each Company shall cause to be delivered to Buyer via email (to be followed by a hard copy via courier) a copy of such amended and executed register and confirm to Buyer via email (to be followed by a hard copy via courier) that the Buyer has been registered as the holder of the Existing PDCs in the register of Existing PDCs of the respective Company and is entitled to all rights and privileges of such ownership, including the right to transfer or convey such Existing PDCs without further consent of any person, except only as may be limited by this Agreement, the Promissory Note, the Pledge Agreement or the Underlying Documents (as defined below).

5

Representations and Warranties

5.1

The Seller represents and warrants to the Buyer as of the Effective Date as follows:

(a)

The Seller is a validly organised and existing company under the laws of Luxembourg, and it has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

(b)

The execution and the performance of this Agreement by the Seller have been duly authorized by its managers and/or any and all other necessary management body(ies) of the Seller and no further corporate action on the

C-23Exhibit C

part of the Seller is necessary to authorize this Agreement and/or its performance;

(c)

This Agreement has been duly executed by the Seller, and this Agreement constitutes the valid and binding agreement of the Seller, enforceable against it in accordance with the terms hereof;

(d)       Each Company is a private limited liability company (société à responsabilité limitée) duly incorporated and validly existing under the laws of Luxembourg;

(e)

To the best of the Seller’s knowledge, the “centre of main interests” (as that term is used in the Council Regulation (EC) N° 1346/2000 of 29 May 2000 on insolvency proceedings, the “Insolvency Regulation”) of each Company is in Luxembourg, and each Company has no “establishment” (as that term is used in the Insolvency Regulation) outside Luxembourg;

(f)

In respect of this Agreement and the transactions contemplated by, referred to in or provided for by this Agreement, (i) it entered into this Agreement in good faith and for the purpose of carrying out its business, (ii) it entered into this Agreement on arms’ length commercial term, and (iii) it entered into this Agreement without any intention to defraud or deprive of any legal benefit any other parties (such as third parties and in particular creditors) or to circumvent any applicable mandatory laws or regulations of any jurisdiction;

(g)

To the best of the Seller’s knowledge, no action, petition, resolution or similar order for bankruptcy (faillite), voluntary or judicial winding-up (liquidation volontaire ou judiciaire), controlled management (gestion contrôlée), suspension of payment (sursis de paiement), voluntary arrangement with creditors (concordat préventif de faillite) or similar proceedings affecting the rights of creditors generally has been taken, lodged, passed or presented with regard to the Company and the Seller;

(h)

The Seller and each Company do not meet or threatens to meet the criteria for the opening of any proceedings referred to under the above paragraph;

(i)

The Seller is the sole beneficial and legal owner of the Existing PDCs;

(j)

As of the Effective Date, the Existing PDCs are validly issued and fully paid up and represent in aggregate one hundred percent (100%) of the Existing PDCs issued by the Companies; and the Seller is not aware of any document related to the Existing PDCs and the Collateral (the “Underlying Documents”) that would preclude the Seller from consummating the transactions contemplated hereunder;

(k)

As of the Effective Date, the Seller shall own the Existing PDCs free and clear of any lien, security interest, claim, option, pledge, charge, assignment, transfer and other encumbrances of any kind other than preferential rights arising by operation of law;

(l)

As of the Effective Date, each policy in the Portfolio is valid, in-force and in good-standing and has not lapsed nor is in any grace period.

(m)

As of the Effective Date, to the best of Seller’s knowledge, the Loan Amounts  and the expenses as set forth in Schedule I include all material expenses

C-24Exhibit C

associated with the administration of the structure underlying the Existing PDCs.

(n)

There is no floating charge (gage sur fonds de commerce) or similar security in existence on the business of each Company nor any mandate with a view to the creation thereof; and

(o)

This Agreement does not violate any contractual or other obligation binding upon it and each Company.

5.2

The Buyer hereby represents and warrants to the Seller as follows:

(a)

The Buyer is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and it has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

(b)

The execution and the performance of this Agreement by the Buyer have been duly authorized by its managers and/or any and all other necessary management body(ies) of the Buyer and no further corporate action on the part of the Buyer is necessary to authorize this Agreement and/or its performance;

(c)

This Agreement has been duly executed by the Buyer and this Agreement constitutes the valid and binding agreement of the Buyer, enforceable against it in accordance with the terms hereof;

(d)

In respect of this Agreement and the transactions contemplated by, referred to in or provided for by this Agreement, (i) it entered into this Agreement in good faith and for the purpose of carrying out its business, (ii) it entered into this Agreement on arms’ length commercial terms and (iii) it entered into this Agreement without any intention to defraud or deprive of any legal benefit any other parties (such as third parties and in particular creditors) or to circumvent any applicable mandatory laws or regulations of any jurisdiction.

(e)

No action, petition, resolution or similar order for bankruptcy (faillite), voluntary or judicial winding-up (liquidation volontaire ou judiciaire), controlled management (gestion contrôlée), suspension of payment (sursis de paiement), voluntary arrangement with creditors (concordat préventif de faillite) or similar proceedings affecting the rights of creditors generally has been taken, lodged, passed or presented with regard to the Buyer; and

(f)

This Agreement does not violate any contractual or other obligation binding upon it.

6

Expenses

The Buyer hereby acknowledges that upon the consummation of the transactions contemplated by this Agreement, the Buyer shall assume the obligations to pay the expenses set forth in Schedule I.

7

Costs

Each Party shall bear its own costs, fees and expenses incurred in the negotiation, execution and performance of this Agreement and any matter contemplated by it.

C-25Exhibit C

8

Further Assurances

The Parties each agree to execute and deliver such additional instruments and other documents, and to take all such further actions, as may be reasonably necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

9

Relationship of Parties

Nothing contained herein is intended, nor shall be construed, to create a partnership, joint venture or other similar association between or among any of the Parties hereto for any purpose.

10

Waiver

The failure or delay of any Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed as a waiver of any such provision, nor in any way to affect the validity or this Agreement or any part hereof or the right of such Party thereafter to enforce each and every such provision.  No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance.  All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

11

Amendments

No modification, amendment or waiver of, or with respect to, any provision of this Agreement, and all other agreements, instruments and documents delivered pursuant to this Agreement, shall be effective unless it shall be in writing and signed by each of the Parties.

12

Severability

The unenforceability or nullity of any provision of this agreement shall not affect the validity or enforceability of any other provisions hereof.

13

Governing Law, Jurisdiction and Waiver of Jury Trial

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES

C-26Exhibit C

PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.  ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT.

Notwithstanding anything contained herein to the contrary, it is the Parties’ intent that this Agreement and the Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York, but the Pledge Agreement shall be governed by, and construed in accordance with, the laws of Luxembourg.

14

Headings

The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

15

Counterparts

This Agreement may be executed by the parties in separate counterparts, each of which when so executed shall be deemed to be an original and both of which when taken together shall constitute one and the same agreement.

(Signature Page follows)

C-27Exhibit C

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in counterparts as of the date first above written.

THE SELLER

Del Mar Financial S.à r.l.

/s/ Paul Jacobson

By: Paul Jacobson

Title: Manager

THE BUYER

Sundance Strategies, INC.

/s/ Randall F. Pearson

By: Randall F. Pearson

Title: President

In accordance with article 1690 of the Luxembourg Civil Code and the terms and conditions of the Existing PDCs, the above-mentioned transfer of the Existing PDCs is approved by each Company and any notification requirements with respect thereto are hereby waived.

THE COMPANIES

THE COMPANIES:

TW Life I S.à r.l.

/s/ Benoit Bauduin

By: Benoit Bauduin

Title: Manager

/s/Philippe Salpetier

By: Philippe Salpetier

Title: Manager

TW Life II S.à r.l.

/s/ Benoit Bauduin

By: Benoit Bauduin

Title: Manager

/s/ Philippe Salpetier

By: Philippe Salpetier

Title: Manager

TW Life III S.à r.l.

/s/Benoit Bauduin

C-28Exhibit C

By: Benoit Bauduin

Title: Manager

/s/Philippe Salpetier

By: Philippe Salpetier

Title: Manager

TW Life IV S.à r.l.

/s/Benoit Bauduin

By: Benoit Bauduin

Title: Manager

/s/Philippe Salpetier

By: Philippe Salpetier

Title: Manager

C-29Exhibit C

Exhibit A

Schedule of Existing PDCs

Schedule of NIBs

Issue Date	Company	No. of NIBs	Par Value
May 8, 2012	TW Life I S.à r.l.	4,412,250	$4,412,250
May 8, 2012	TW Life II S.à r.l.	4,598,250	$4,598,250
May 14, 2012	TW Life III S.à r.l.	2,888,000	$2,888,000
May 22, 2012	TW Life IV S.à r.l.	2,801,000	$2,801,000
Total		14,699,500	US $14,699,500

C-30Exhibit C

SCHEDULE I

Expenses

Capita Fiduciary
Fixed Fees per Luxco (Annual)
Services Agreement	€ 5,315
Domiciliation Agreement	€ 2,500
Mandate Agreement	€ 3,000
Total Fixed Fees		€ 10,815
Estimated Additional Charges*		€ 10,000
Total Estimated Annual Expenses per Luxco- EUR (before VAT)		€ 20,815

Genesis
Fixed Annual Fee (per Cayco)		$7,500
Estimated Additional Charges* (per Cayco)		$2,500
Total Annual Expenses – USD		$10,000

Success Fee per Structure – EUR (due at loan maturity - before VAT)		€ 50,000

Other Fees (Annual Fees)
Foreign Accounting Firm – included in loan disbursement schedule, before VAT		€ 5,950
Annual Fee – included in loan disbursement schedule, before VAT		€ 5,950
Managing Director Fee - Included in loan disbursement schedule, before VAT		€ 5,950

* Please note Estimated Additional Charges are estimates only and no representations or guarantees are being made as to the sufficiency of the estimated amounts.

C-31Exhibit C